UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Hyatt Hotels Corporation
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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71 South Wacker Drive, 12th Floor, Chicago IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 6, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation to be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, 60604, on Wednesday, May 17, 2017, at 9:00 a.m., local time.

At the Annual Meeting you will be asked to (1) elect four directors to our board of directors, (2) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (3) approve, on an advisory basis, the compensation paid to our named executive officers, (4) determine, on an advisory basis, the frequency with which stockholders will participate in an advisory vote to approve named executive officer compensation, and (5) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman of the Board	Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

Notice of Annual Meeting of Stockholders

To Be Held May 17, 2017

NOTICE HEREBY IS GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, 60604, on Wednesday, May 17, 2017, at 9:00 a.m., local time, for the following purposes:

1.	To elect four directors to hold office until the 2020 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To conduct an advisory vote to approve the compensation paid to our named executive officers;

4.	To determine, on an advisory basis, the frequency with which stockholders will participate in an advisory vote to approve named executive officer compensation; and

5.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on March 24, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 6, 2017.

By Order of the Board of Directors

Rena Hozore Reiss

Executive Vice President, General Counsel

and Secretary

Chicago, Illinois

April 6, 2017

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 17, 2017.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2016 are available at http://wfss.mobular.net/wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING		1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
1. Q:	Why am I receiving these materials?	1
2. Q:	When and where is the Annual Meeting?	1
3. Q:	What is the purpose of the Annual Meeting?	1
4. Q:	How can I attend the Annual Meeting?	1
5. Q:	What should I do if I receive more than one set of proxy materials?	2
6. Q:	What is the difference between holding shares as a record holder versus a beneficial owner?	2
7. Q:	Who can vote and how do I vote?	2
8. Q:	What are my voting choices, and how many votes are required for approval or election?	3
9. Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?	3
10. Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?	3
11. Q:	What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?	4
12. Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?	4
13. Q:	Who counts the votes?	5
14. Q:	Revocation of proxy: May I change my vote after I return my proxy?	5
15. Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?	5
16. Q:	What constitutes a quorum?	5
17. Q:	Where can I find the voting results of the Annual Meeting?	5
18. Q:	Who will pay the costs of soliciting these proxies?	5
19. Q:	What happens if additional matters are presented at the Annual Meeting?	5
20. Q:	What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2018 annual meeting of stockholders and identified in our form of proxy relating to the 2018 annual meeting?	5
21. Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2018 annual meeting of stockholders?	6
22. Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?	6

HYATT HOTELS CORPORATION

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 17, 2017

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 17, 2017, beginning 9:00 a.m., local time, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, 60604, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 6, 2017.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 17, 2017.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2016 are available at http://wfss.mobular.net/wfss/h/.

ARTICLE I: PROXY MATERIALS AND ANNUAL MEETING

Questions and Answers about the Proxy Materials and the Annual Meeting

1.	Q:	Why am I receiving these materials?

	A.	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 24, 2017, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report for the fiscal year ended December 31, 2016, which, along with our proxy statement, is also available online at http://wfss.mobular.net/wfss/h/.

2.	Q:	When and where is the Annual Meeting?

	A:	The Annual Meeting will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, 60604, on Wednesday, May 17, 2017 at 9:00 a.m., local time.

3.	Q:	What is the purpose of the Annual Meeting?

	A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of four directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; the advisory vote to approve compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”) (the “Say on Pay Advisory Vote”); the advisory vote regarding the frequency with which stockholders will participate in an advisory vote to approve named executive officer compensation (the “Say on Frequency Advisory Vote”); and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

4.	Q:	How can I attend the Annual Meeting?

	A:	Only stockholders who own shares of Hyatt common stock as of the close of business on March 24, 2017, the record date, will be entitled to attend the Annual Meeting. A valid admittance slip (or other written proof of stock ownership as described below) and a photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting. If you have any questions about attending the Annual Meeting or the requirements for admission, please call (312) 780-5353.

•If your shares are registered in your name and you received your proxy materials by mail, an admittance slip appears at the back of this proxy statement. You should bring that admittance slip with you to the Annual Meeting.

Hyatt Hotels Corporation    2017 Proxy Statement    1

•If you are a beneficial owner of shares of common stock and your shares are held in a brokerage account or by another nominee as further described in Question 6 below, you will be admitted to the Annual Meeting only if you present either a valid legal proxy from your bank or broker as to your shares, an admittance slip, or a recent bank or brokerage statement demonstrating that you owned shares of Hyatt common stock as of the close of business on March 24, 2017.

In addition, representatives of corporate or institutional stockholders should bring proof of authorization to represent such corporate or institutional stockholder at the Annual Meeting.

No cameras, recording devices, other electronic devices or large packages will be permitted at the Annual Meeting. Photographs and videos taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.

5.	Q:	What should I do if I receive more than one set of proxy materials?

	A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

	A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, N.A., you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owners: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors, the Say on Pay Advisory Vote, and the Say on Frequency Advisory Vote are considered “non-discretionary” items, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes.

7.	Q:	Who can vote and how do I vote?

	A:	Only holders of our common stock at the close of business on March 24, 2017, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have four options for submitting their votes:

•in person at the Annual Meeting with a proxy card/legal proxy;

•by mail, using the paper proxy card;

•by telephone, by calling the toll-free telephone number on the proxy card; or

•through the Internet, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the

2    Hyatt Hotels Corporation    2017 Proxy Statement

Annual Meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from your bank or broker a legal proxy issued in your name.

8.	Q:	What are my voting choices, and how many votes are required for approval or election?

	A:	In the vote on the election of four director nominees identified in this proxy statement to serve until the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees. A plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors unanimously recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2017, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017 will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

In the Say on Pay Advisory Vote, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This resolution is advisory and not binding on the Company, the board of directors or the compensation committee. The board of directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

In the Say on Frequency Vote, stockholders may indicate whether they would prefer an advisory vote to approve named executive officer compensation every year, every two years or every three years, or stockholders may abstain from voting on the proposal. A majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal shall determine the stockholders’ preference with regard to the frequency of such vote. In the event that no option receives such a majority of the votes, we will consider the option that receives the most votes to be the option selected by stockholders. This resolution is advisory and not binding on the Company, the board of directors or the compensation committee. The board of directors unanimously recommends that, with regard to this proposal, stockholders vote, on an advisory basis, to hold an advisory vote to approve named executive officer compensation EVERY YEAR.

9.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

	A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on March 24, 2017, we had outstanding and entitled to vote 35,137,361 shares of Class A common stock and 90,323,839 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 35,137,361 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 903,238,390 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 96.3% of the total voting power of our outstanding common stock. See Question 10 for additional information.

10.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

	A:	Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended

Hyatt Hotels Corporation    2017 Proxy Statement    3

and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 75,399,394 shares of our Class B common stock and 563,900 shares of our Class A common stock, or approximately 80.4% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our board of directors with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). This voting agreement expires on the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders, including entities affiliated with Goldman, Sachs & Co., that beneficially own in the aggregate 14,924,445 shares of our Class B common stock and 958,657 shares of our Class A common stock, or approximately 16.0% of the total voting power of our outstanding common stock, have entered into the Global Hyatt Corporation 2007 Stockholders’ Agreement (the “2007 Stockholders’ Agreement”) with us under which they have agreed to vote their shares of Class A and Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. This voting agreement will expire on the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two, FOR proposal three and for EVERY YEAR with regard to proposal four, each stockholder party to the voting agreements will be contractually obligated to vote in favor of proposal one, in favor of proposal two, in favor of proposal three and for a vote of every year with regard to proposal four. Because the stockholders party to such voting agreements hold approximately 96.4% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this proxy statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

11.	Q:	What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:

A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote with respect the election of directors is required to elect a director (meaning that the four director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

An “abstain” vote with respect to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017, the Say on Pay Advisory Vote or the Say on Frequency Advisory Vote will be considered present for purposes of determining a quorum. Because the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on each proposal will be required to approve these proposals (meaning that, of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved), an “abstain” vote will have the effect of a vote against each these two proposals.

12.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

	A:	A “broker non-vote” will occur if you are the beneficial owner of shares held by a broker or other custodian and you do not provide the broker or custodian with voting instructions on the election of directors, the Say on Pay Advisory Vote or the Say on Frequency Advisory Vote. This is because under applicable New York Stock Exchange (“NYSE”) rules, a broker or custodian may not vote on these matters without instruction from the underlying beneficial owner. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to these matters and will not have any effect on the outcome of these matters. Under applicable NYSE rules, brokers and custodians may vote on the ratification of Deloitte & Touche LLP as our registered independent public accounting firm for 2017 in their discretion, and therefore we do not expect any broker non-votes on this matter.

4    Hyatt Hotels Corporation    2017 Proxy Statement

13.	Q:	Who counts the votes?

	A:	Wells Fargo Bank, N.A., will count the votes. The board of directors has appointed a representative of Wells Fargo Bank, N.A. as the inspector of elections.

14.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

	A:	Yes, you may revoke your proxy if you are a record holder by:

• filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606;

•   signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606; or

• voting in person at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

15.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

	A:	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017, FOR the approval of the Say on Pay Advisory Vote, and for EVERY YEAR with regard to the Say on Frequency Advisory Vote.

16.	Q:	What constitutes a quorum?

	A:	Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.

17.	Q:	Where can I find the voting results of the Annual Meeting?

	A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

18.	Q:	Who will pay the costs of soliciting these proxies?

	A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

19.	Q:	What happens if additional matters are presented at the Annual Meeting?

	A:	Other than the four proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Mark S. Hoplamazian and Ms. Rena Hozore Reiss, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

20.	Q:	What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2018 annual meeting of stockholders and identified in our form of proxy relating to the 2018 annual meeting?

	A:	December 7, 2017 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be received by our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606 no later than the close of business on December 7,

Hyatt Hotels Corporation    2017 Proxy Statement    5

2017. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

21.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2018 annual meeting of stockholders?

	A:	Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2018 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than January 17, 2018 and no later than the close of business on February 16, 2018. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be received by our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

22.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

	A:	You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2018 annual meeting of stockholders. Your submission should be mailed to our corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. The section titled “Article II — Committees of the Board of Directors — Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2017 Annual Meeting. December 1, 2017 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2018 annual meeting of stockholders.

6    Hyatt Hotels Corporation    2017 Proxy Statement

ARTICLE II: CORPORATE GOVERNANCE

Proposal 1 — Election of Directors

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than 15 members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at 12. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class II, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Thomas J. Pritzker, Pamela M. Nicholson, Richard C. Tuttle and James H. Wooten, Jr., the four incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Each of Messrs. Thomas Pritzker, Tuttle and Wooten and Ms. Nicholson has been nominated to hold office until the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or substitute nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Thomas J. Pritzker, Pamela M. Nicholson, Richard C. Tuttle and James H. Wooten, Jr. as directors to serve and hold office until the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

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Our Board of Directors

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

THOMAS J. PRITZKER

Director since: 2004 Age: 66

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief Executive Officer of The Pritzker Organization, L.L.C. (“TPO”), the principal financial and investment advisor to certain Pritzker family business interests. Mr. Pritzker also serves as a Director of Royal Caribbean Cruises Ltd. He served as a Director of TransUnion Corp., a credit reporting service company, until June 2010 and as Chairman of Marmon Holdings, Inc. until March 2014. Mr. Pritzker is Chairman of the Board of Trustees of the Center for Strategic & International Studies; Director and Vice President of The Pritzker Foundation, a charitable foundation; Director and President of the Pritzker Family Philanthropic Fund, a charitable organization; and Director, Chairman and President of The Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is the father of Mr. Jason Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his more than 30 year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of directors of for-profit and not-for-profit organizations.

PAMELA M. NICHOLSON

Director since: 2014 Age: 57

Pamela M. Nicholson has been a member of our board of directors since March 2014. Ms. Nicholson currently serves as President and Chief Executive Officer of Enterprise Holdings, Inc., an auto rental and leasing company that operates Alamo Rent A Car, National Car Rental and Enterprise Rent-A-Car. Ms. Nicholson served as President and Chief Operating Officer of Enterprise Holdings, Inc. from 2008 to 2013. Ms. Nicholson also serves as a Director of Enterprise Holdings, Inc. and the Humane Society of Missouri. She served as a Director of Energizer Holdings, Inc. from 2002 to 2014.

Ms. Nicholson brings to the board significant senior executive and operations experience at a major, multi-national company in the travel industry, with demonstrated success in achieving high levels of customer satisfaction. The board also values Ms. Nicholson’s experience as public company director. Ms. Nicholson also contributes to the gender diversity of the board.

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RICHARD C. TUTTLE

Director since: 2004 Age: 61

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. Mr. Tuttle is Chairman of the boards of directors of Velvac Holdings, Inc., ESI Lighting, Inc., Tender Products Corporation, Polymer Holding Corporation, World Data Products, Inc. and All Glass & Windows Holdings, Inc.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his 30 years of experience in private equity. Having served as a director of the Company for twelve years, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

JAMES H. WOOTEN, JR.

Director since: 2011 Age: 68

James H. Wooten, Jr. served as the Senior Vice President, General Counsel and Secretary of Illinois Tool Works Inc. (“ITW”), a worldwide manufacturer of engineered products and equipment from 2006 until his retirement in 2012. Mr. Wooten joined ITW in 1988 as Senior Attorney. He was named Associate General Counsel in 2000, and in 2005, he was promoted to Vice President, General Counsel and Secretary. Prior to joining ITW, Mr. Wooten practiced law at the firm of Gardner, Carton & Douglas, which is currently part of Drinker Biddle & Reath LLP. Mr. Wooten currently serves as a Director of Morae Legal Corporation, Ann & Robert H. Lurie Children’s Hospital of Chicago, Window to the World Communications, Inc. and Congo Square Theatre. He also serves on the Audit Committee of Ann & Robert H. Lurie Children’s Hospital of Chicago.

Mr. Wooten brings to our board of directors extensive experience as an executive officer of a Fortune 200 company. Throughout his more than 20 years with ITW, Mr. Wooten developed deep expertise and experience in the areas of risk assessment and management, SEC reporting issues and the general financial and operational aspects of managing a global enterprise. The board of directors also values Mr. Wooten’s experience on various private and not-for-profit company boards of directors and committees. As an African-American, Mr. Wooten contributes to the diversity of the board of directors.

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Continuing Directors

PAUL D. BALLEW

Director since: 2017 Age: 53

Paul D. Ballew has been a member of our board of directors since March 2017. Since December 2014, Mr. Ballew has served as Global Chief Data and Analytics Officer at the Ford Motor Company, a global automotive and mobility company, where he leads Ford’s global data and analytics teams, including development of new capabilities supporting connectivity, autonomy and smart mobility. Prior to joining Ford, Mr. Ballew held senior positions in data and customer analytics at The Dun & Bradstreet Corporation, Nationwide Mutual Insurance Company, General Motors Corporation, and JD Power Associates. Mr. Ballew is also a former Research Officer and Senior Economist at the Federal Reserve Bank of Chicago. Mr. Ballew serves as a Director of NeuStar, Inc.

Mr. Ballew brings to our board of directors extensive experience in customer analytics, data operations and strategy. Mr. Ballew also provides valuable insight regarding the future technological needs of Hyatt and the hospitality industry. Through his years of executive and technological leadership, Mr. Ballew provides the board with operations and technology experience, as well as important perspectives on innovation, management development, and global challenges and opportunities. The board also values Mr. Ballew’s experience as a public company director, including service on the Audit Committee of NeuStar, Inc. Additionally, Mr. Ballew is sophisticated in financial and accounting matters.

RICHARD A. FRIEDMAN

Director since: 2009 Age: 59

Richard A. Friedman has been a member of our board of directors since June 2009. Mr. Friedman joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in 1981, and has been a Partner there since 1990. He has been a Managing Director at Goldman Sachs & Co. since 1996 and is the Head of the Merchant Banking Division of Goldman, Sachs & Co. Mr. Friedman is also the Chairman of the Corporate Investment Committee, the Real Estate Investment Committee and the Infrastructure Investment Committee of the Merchant Banking Division and a Member of the Management Committee of The Goldman Sachs Group, Inc.

As the Head of the Merchant Banking Division of Goldman, Sachs & Co. and Chairman of the Corporate Investment Committee and the Real Estate Investment Committee of the Merchant Banking Division, Mr. Friedman brings to our board of directors deep expertise and experience in a wide variety of areas, including mergers and acquisitions, strategic investments, corporate finance, real estate, corporate governance and human resources. Mr. Friedman has an extensive network of contacts and relationships with investors, financing sources and experienced managers who can be of help to Hyatt.

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MARK S. HOPLAMAZIAN
Director since: 2006 Age: 53

Mark S. Hoplamazian was appointed to our board of directors in November 2006 and named President and Chief Executive Officer of Hyatt Hotels Corporation in December 2006. Prior to being appointed to his present position, Mr. Hoplamazian served as President of TPO. During his 17 year tenure with TPO he served as advisor to various Pritzker family-owned companies, including Hyatt Hotels Corporation and its predecessors. He previously worked in international mergers and acquisitions at The First Boston Corporation in New York. Mr. Hoplamazian was appointed to the VF Corporation board of directors in February 2015, and serves on the Advisory Board of Facing History and Ourselves, the Council on the University of Chicago Booth School of Business, the Executive Committee of the board of directors of World Business Chicago, the board of directors of New Schools for Chicago and of the Chicago Council on Global Affairs, and the board of trustees of the Aspen Institute and of the Latin School of Chicago. Mr. Hoplamazian is a member of the World Travel & Tourism Council and the Commercial Club of Chicago and is a member of the Discovery Class of the Henry Crown Fellowship.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, colleagues and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt based on his experience advising Hyatt on business and financial matters in his various prior roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

SUSAN D. KRONICK
Director since: 2009 Age 65

Susan D. Kronick has been a member of our board of directors since June 2009. Ms. Kronick has been an Operating Partner at Marvin Traub Associates, a retail business development firm, since 2012. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., the operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick serves as a Director of American Airlines Group Inc. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. Additionally, she contributes to the gender diversity of the board of directors.

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MACKEY J. MCDONALD

Director since: 2009 Age: 70

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald has served as a Senior Advisor to Crestview Partners, a private equity firm, since 2008. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer, from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation and prior thereto he served as VF Group Vice President. Mr. McDonald is a Director of The Kraft Heinz Company and Bernhardt Industries, Inc. Mr. McDonald served as a Director of Kraft Foods, Inc. from 2012 to 2015, as a Director of Wells Fargo & Company (formerly Wachovia Corporation) from 1997 to 2012, as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Corporation. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board of directors and executive compensation experience, including his former service on the Human Resources Committee of Wells Fargo & Company (formerly Wachovia Corporation) and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

CARY D. MCMILLAN

Director since: 2013 Age: 59

Cary D. McMillan has been a member of our board of directors since June 2013. Mr. McMillan is the Chief Executive Officer of True Partners Consulting LLC, a nationwide provider of tax and financial consulting services, headquartered in Chicago. Mr. McMillan co-founded True Partners Consulting LLC in 2005. Prior to joining True Partners Consulting LLC, he was Executive Vice President of Sara Lee Corporation, Chief Executive Officer of Sara Lee Branded Apparel and a member of Sara Lee Corporation’s board of directors. Before joining Sara Lee in 1999 as its Chief Financial Officer, he was managing partner of Arthur Andersen’s Chicago office. Mr. McMillan serves as a Director of American Eagle Outfitters, Inc. He served as a Director of Hewitt Associates from 2002 to 2010 and of McDonald’s Corporation from 2003 to 2015. He is also active in the Chicago non-profit community. He currently is the Chairman of The School of the Art Institute of Chicago; Vice Chairman of The Art Institute of Chicago; and a Trustee of Millennium Park and WTTW.

Mr. McMillan brings to our board of directors extensive management and operations experience as a senior executive at a global, complex consumer brand company. The board of directors values Mr. McMillan’s knowledge of strategy and business development, finance and accounting skills and international operations experience. Mr. McMillan is also a certified public accountant and an audit committee financial expert. His experience as a former audit partner with Arthur Andersen LLP, as well as his service on the Audit Committee of American Eagle Outfitters, Inc. and prior service on the Audit Committee of McDonald’s Corporation, provides him with extensive knowledge of financial and accounting issues.

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JASON PRITZKER

Director since: 2014 Age: 37

Jason Pritzker has been a member of our board of directors since March 2014. Mr. Pritzker serves as an investment professional at TPO. Mr. Pritzker co-founded Yapmo.com, a software as a service company, where he also served as President from 2011 to 2013 and as a Director until March 2016. Mr. Pritzker also co-founded Visible Vote LLC, a mobile software company, where he served as President from March 2009 until May 2012. Mr. Pritzker is a Director of TMS International Corporation and Lithko Contracting LLC. Mr. Pritzker previously worked for Webb Wheel Products, a subsidiary of The Marmon Group, and as an analyst for Goldman, Sachs & Co. Mr. Pritzker is the son of Mr. Thomas J. Pritzker, our Executive Chairman.

The board of directors values Mr. Pritzker’s expanding relationships with many of the owners and developers of our hotels around the world as we strive to maintain valuable relationships, pursue new opportunities and enter into new management and franchise agreements.

MICHAEL A. ROCCA

Director since: 2008 Age: 72

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca previously served as a Director of Lawson Software, Inc. from 2003 to 2011 and St. Jude Medical Inc. from 2004 to 2017.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited to assist our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

Other than the relationships of Mr. Thomas J. Pritzker and Mr. Jason Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class III directors, whose terms will expire at the 2018 annual meeting of stockholders, are Mr. Friedman, Ms. Kronick, Mr. McDonald and Mr. Jason Pritzker.

Our Class I directors, whose terms will expire at the 2019 annual meeting of stockholders, are Mr. Ballew, Mr. Hoplamazian, Mr. McMillan and Mr. Rocca.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to our letter agreement with Mr. Thomas J. Pritzker, we have agreed that so long as he is a member of our board of directors we will use our commercially reasonable efforts to appoint him as our Executive Chairman as long as he is willing and able to serve in that office. If he is not re-appointed as Executive Chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our letter agreement with Mr. Hoplamazian, we have agreed that so long as he is our President and Chief Executive Officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2016, Hyatt’s board of directors held nine meetings (and took action three times by unanimous written consent). The audit committee held eight meetings, the compensation committee held six meetings, the nominating and corporate governance committee held five meetings, and the finance committee held

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eight meetings (and took action two times by unanimous written consent). No incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2016. We do not have a policy regarding attendance of directors at our annual meetings of stockholders. Ten of our directors attended our 2016 annual meeting of stockholders.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the Chairman of the board of directors and Chief Executive Officer may be either combined or separated at the discretion of the board of directors. Mr. Thomas J. Pritzker currently serves as our Executive Chairman and Mr. Hoplamazian currently serves as our President and Chief Executive Officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Thomas J. Pritzker served as our Executive Chairman and Chief Executive Officer. Mr. Hoplamazian also serves on our board of directors. As President and Chief Executive Officer, Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Thomas J. Pritzker, as Executive Chairman, provides guidance to the President and Chief Executive Officer on a variety of key issues and sets the agenda for board of directors meetings (with input from Mr. Hoplamazian) and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Thomas J. Pritzker’s active involvement as Executive Chairman while Mr. Hoplamazian serves as President and Chief Executive Officer and a Director benefits the Company as a result of Mr. Thomas J. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers and extensive knowledge of the hospitality industry.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with, and implementation of, the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of directors’ non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has nine independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors regularly meet in executive session without management present and our independent directors meet in executive session at least once a year. The chairman of the nominating and corporate governance committee presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of, and to provide direction with respect to, such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction. Our board of directors performs this oversight function in a variety of ways, including the following:

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the board of directors receives management updates on our business operations, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

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the Company maintains a risk council that is led by our senior vice president, internal audit and is comprised of certain members of management from different functional areas and business units. The risk council is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

•

while the full board is responsible to monitor enterprise risk management overall, the audit committee assists the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management. To this end, the audit committee discusses with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures. Additionally, the compensation committee helps assess risk associated with the Company’s compensation policies and procedures.

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Communications with the Board of Directors

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
71 South Wacker Drive, 12th Floor
Chicago, Illinois 60606

Email:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers and colleagues, including the Company’s President and Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller and other senior financial officers performing similar functions, the Company intends to disclose the relevant information on its website.

Corporate Governance Guidelines

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606.

Director Independence

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the NYSE. Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Article IX — Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Ballew, Friedman, McDonald, McMillan, Rocca, Tuttle, Wooten and Mss. Kronick and Nicholson is an “independent director” under applicable SEC rules and the listing standards of the NYSE.

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In making independence determinations, in addition to the relationships described below under “Article IX — Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board of directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business.

Committees of the Board of Directors

Our board of directors has a nominating and corporate governance committee, an audit committee, a compensation committee and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. McDonald and Tuttle and Ms. Nicholson, with Mr. Tuttle serving as chairman. Our board of directors has determined that each of Messrs. McDonald and Tuttle and Ms. Nicholson is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is established to:

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assist the board of directors in identifying individuals qualified to be members of the board of directors consistent with criteria approved by the board of directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board of directors;

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take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board of directors, and reviewing on at least an annual basis, the corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board of directors; and

•	oversee the evaluation of the board of directors’ and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the nominating and corporate governance committee has found to be well qualified and willing and available to serve, and in each case, providing the nominating and corporate governance committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in our Corporate Governance Guidelines:

•	judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board of directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board of directors as a whole and for populating the audit, compensation and nominating and corporate governance committees. While there are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to

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our business and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2018 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2018 annual meeting of stockholders. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i)–(vii) of our bylaws. We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background. In 2016, we engaged Russell Reynolds Associates, an executive search consulting firm, and paid related fees in the amount of $127,965.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, including input from our Executive Chairman and our President and Chief Executive Officer, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any timely director recommendations from a stockholder for consideration at the 2017 Annual Meeting. December 1, 2017 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2018 annual meeting of stockholders.

Audit Committee

Our audit committee, which was established in accordance with section 3(a)(58)(A) of the Exchange Act, consists of Messrs. Rocca, McMillan, Tuttle and Wooten, with Mr. Rocca serving as chairman. Our board of directors determined that each of Messrs. Rocca, Tuttle, McMillan and Wooten is independent within the meaning of applicable SEC rules and the listing standards of the NYSE applicable to the audit committee members, and has determined that each of Messrs. Rocca and McMillan is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the performance of our internal audit function and approval of the internal audit plan;

•	our compliance with legal and regulatory requirements in connection with the foregoing, including our disclosure controls and procedures;

•	compliance with our Code of Ethics;

•

assisting the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process

Hyatt Hotels Corporation    2017 Proxy Statement    17

governing risk assessment and risk management, and discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and approving procedures with respect to employee submission of and the Company’s response to complaints received regarding accounting, internal accounting controls or auditing matters;

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines; and

•

reviewing related party transactions pursuant to our written policy described below under “Article IX — Certain Relationships and Related Party Transactions — Related Party Transaction Policy and Procedures.”

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Thomas J. Pritzker, Friedman and McMillan and Ms. Kronick, with Mr. Thomas J. Pritzker serving as chairman. The finance committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters (which are subject to the finance committee’s approval to the extent the amounts in question are greater than the minimum value thresholds set forth in the finance committee charter for such matters):

•	long and short-term financings, including, without limitation, borrowing of funds, issuance of debt securities and interest rate or foreign currency derivative contracts;

•	exemption elections regarding credit swaps that would otherwise be required to be cleared through the Commodities Future Trading Commission;

•

any development matters, including (a) initial investment in, (b) initial management or licensing of, (c) initial acquisition of, and/or (d) the provision of any other financial commitments relating to, the chain of hotels, resorts, vacation ownership and residential properties that are to be wholly-owned, partially-owned, managed, leased, licensed or franchised by the Company;

•

asset management matters that impact the Company’s existing management agreements, license agreements, franchise agreements, joint venture agreements, contracts, financial instruments, and ownership interest of the Company’s full service and select service hotels and Hyatt-branded residential and vacation ownership properties licensed or managed by affiliates of the Company;

•	sales of hotels;

•	capital expenditures and leasing arrangements; and

•	over budget and unbudgeted managed cost commitments.

The above-listed items are subject to approval of the full board of directors in the event that the amounts in question exceed the maximum value thresholds set forth in the finance committee charter.

Our finance committee is also responsible for reviewing and making recommendations to the full board of directors regarding the following matters, which require approval of the full board of directors:

•	designation and issuance of equity securities of the Company and matters related to the sale and marketing thereof; and

•

changes in the Company’s capital structure, including, but not limited to (i) cash and stock dividend policies; (ii) programs to repurchase the Company’s stock; (iii) issues relating to the redemption and/or issuance of any preferred stock of the Company; and (iv) stock splits.

Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Finance Committee Charter.”

Compensation Committee

Our compensation committee consists of Messrs. McDonald, Friedman and Wooten and Ms. Kronick, with Mr. McDonald serving as chairman. Our board of directors has determined that each member of our compensation committee is independent within the meaning of the SEC rules and the listing standards of the NYSE applicable to compensation committee members. However, Mr. Friedman is not an outside director for purposes of Section 162(m)

18    Hyatt Hotels Corporation    2017 Proxy Statement

(“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), or a non-employee director under Section 16 of the Exchange Act. Accordingly, the compensation committee has appointed a sub-committee consisting of Messrs. McDonald and Wooten and Ms. Kronick (the “Section 162(m) and Section 16 subcommittee”) to take actions with respect to any compensation intended to qualify as performance-based compensation and be deductible under Section 162(m) or exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The compensation committee is authorized to discharge the responsibilities of the board of directors relating to:

•

the establishment, maintenance and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•

the goals, objectives and compensation of our Executive Chairman and President and Chief Executive Officer, including evaluating the performance of the Executive Chairman and President and Chief Executive Officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the President and Chief Executive Officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement, or Form 10-K, as applicable.

Our board of directors has adopted a written charter for our compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Compensation Committee Charter.”

During 2016, the compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”

In making decisions about executive compensation, the compensation committee considered input from Mercer, our Executive Chairman, our President and Chief Executive Officer and our Chief Human Resources Officer. However, the compensation committee ultimately makes all compensation decisions regarding our executive officers.

The compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as amended (the “LTIP”), the compensation committee may delegate to other members of the board of directors and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate to an officer the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or who are “covered employees” within the meaning of Section 162(m), or to make awards to themselves. In addition to the delegation to the Section 162(m) and Section 16 subcommittee as described above, as part of the grant process the compensation committee delegates its authority to Messrs. Thomas J. Pritzker, Hoplamazian and certain other executive officers to amend or modify award agreements made under the LTIP and take other actions with respect to such awards as they deem necessary, appropriate or advisable to carry out the purposes and intent of the compensation committee’s grant.

Compensation Consultant Fees and Services

During 2016, Mercer was engaged by the compensation committee to provide executive, director and other compensation services. During 2016, Mercer performed the following services:

•	provided information and data so that we could assess the competitiveness of our executive compensation programs;

•	provided advice about our current base salaries and incentive compensation;

•	provided analysis regarding our total rewards program, equity awards and dilution and burn-rate under the LTIP; and

•	assisted with the preparation of the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement.

The compensation committee’s decision to retain Mercer was based on Mercer’s knowledge of Hyatt and the compensation committee’s satisfaction with Mercer’s services. Mercer first provided services to Hyatt prior to our initial public offering in 2009. The compensation committee also reviewed the nature and extent of the relationship among the compensation committee, Hyatt, Mercer, and the individuals at Mercer providing advice to the compensation committee with respect to any conflicts or potential conflicts of interest. This covered the SEC’s “six factor test” including the provision of other services to Hyatt, the amount of fees received from Hyatt as a percentage of total revenue of Mercer and its affiliates, the policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship of the advisor with a member of the compensation committee, any Hyatt

Hyatt Hotels Corporation    2017 Proxy Statement    19

stock owned by the advisor, and any business or personal relationship of the advisor with an executive officer at Hyatt. Based on that review, the compensation committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence Mercer’s provision of advice to the compensation committee. In that regard the individual executive compensation consultant:

•	receives no incentive or other compensation based on the fees charged to Hyatt for other services from other lines of business provided by Mercer or any of its affiliates;

•	is not responsible for selling other Mercer or affiliate services; and

•	is prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with Hyatt in rendering advice and recommendations.

The compensation committee delegated to the President and Chief Executive Officer and Chief Human Resources Officer the authority to direct Mercer with respect to matters which are of general applicability to broad groups of employees at varying levels, do not involve equity compensation, are not limited to executive officers and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Mercer for any such additional services without further approval so long as such services remain within the scope of the established parameters. During 2016, Mercer performed the following additional services:

•	market-priced certain international regional office positions;

•	provided tools used for market pricing, global transfers, and benefit and employment guidelines; and

•	assisted with request for proposal for the international insurance program and negotiation of contract terms with selected vendor.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2016:

Fee Category	2016
Executive and Director Compensation Consulting	$437,892
Non-Executive Compensation Consulting	$434,988
Non-Executive Compensation Services by Affiliates of Mercer	$641,500
Total	$1,514,380

Compensation Risk Considerations

The compensation committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from or relating to the Company’s compensation programs and arrangements and determines whether such incentives and risks are appropriate. A team made up of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed such assessment with the compensation committee. In such assessment, the Company determined that the following policies, among others, discourage unreasonable or excessive risk-taking by executives:

•

base salary levels are intended to be commensurate with the overall experience, time in the role, performance of each “named executive officer” (“NEO”), and the competitive market so that the NEOs and other employees are not motivated to take excessive risks to achieve a level of financial security;

•	annual incentive plans include a diverse mix of corporate and individual performance metrics, including non-financial measures;

•	annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of salary, thereby moderating the impact of short-term incentives;

•	the mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards;

•

awards made under our LTIP to our NEOs are generally granted as a mix of time-vested stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”) and performance-vested restricted stock units (“PSUs”) which, together, encourage NEOs to focus on earnings, returns and long-term stockholder value;

•

annual audit process and activities, controls and monitoring procedures are in place, including but not limited to compensation committee oversight, that mitigate risks associated with incentive compensation plans;

•

in addition to our Chief Executive Officer and Chief Financial Officer being subject to the claw-back provisions of the Sarbanes-Oxley Act of 2002, the Company has adopted a compensation recovery policy, described below in the

20    Hyatt Hotels Corporation    2017 Proxy Statement

section titled “Article III — Compensation Discussion and Analysis — Share Ownership Requirement, Compensation Recovery Policy and Anti-Hedging/Anti-Pledging Policies”;

•	hedging and pledging of our stock by our NEOs is generally prohibited under our Hyatt Hotels Corporation Insider Trading Compliance Program; and

•	share ownership requirements align the long-term interests of NEOs and directors with the interests of stockholders.

Based on these and other considerations, the compensation committee concluded that there are no compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation of Non-Employee Directors

During 2016, we used a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting non-employee director compensation, we considered the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of our board of directors. The compensation committee reviews director compensation periodically and recommends changes to the board of directors when it deems them appropriate. The compensation committee considers analyses prepared by Mercer, the compensation committee’s executive and director compensation consultant, of publicly-reported non-employee director compensation practices at our peer companies and generally seek to target our non-employee directors’ total compensation (defined as total cash compensation and total equity compensation) at or near the median total compensation of the non-employee directors of our peers. In August 2016, at the request of our compensation committee, Mercer performed and presented to the compensation committee a study of publicly-reported non-employee director compensation practices, which resulted in an increase in the Annual Equity Retainer (as defined below).

Retainers and Committee Fees

Our directors who were also our employees did not receive any additional compensation for their services as directors. Accordingly, Messrs. Thomas J. Pritzker and Mark S. Hoplamazian did not receive any compensation for their services as directors during 2016. For 2016, members of the board of directors who were not our employees were entitled to receive an annual retainer in the form of (i) a cash retainer of $75,000 (the “Annual Fee”) and (ii) shares of Class A common stock with a grant date fair value of $125,000 (the “Annual Equity Retainer”). Effective January 1, 2017 the grant date fair value of the Annual Equity Retainer was increased to $150,000.

Directors were permitted to elect to receive the Annual Fee in shares of Class A common stock. The Annual Fee was paid on a quarterly basis. Directors who chose to receive cash were paid their cash fees at the end of each fiscal quarter. Directors who chose to receive shares of Class A common stock in lieu of cash were granted shares on the 15th day of the last month of the quarter (or the next day that NYSE was open if the 15th day of such month was not a trading day). The Annual Fee is prorated in the event that any director did not serve for the full fiscal quarter.

Directors receive their Annual Equity Retainer on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. The Annual Equity Retainer is also prorated in the event the director does not serve for the full fiscal year.

With respect to the Annual Equity Retainer and, if a director elects to receive a share of Class A common stock in lieu of cash as part of the Annual Fee, the number of shares granted is calculated by dividing the value of the applicable retainer by the Company’s closing stock price on the date of grant.

Committee members and the chairman of each committee received additional annual cash retainers in the amounts set below for 2016:

	2016 Retainers
Committee Name	Committee Member	Committee Chairman
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$25,000
Nominating and Corporate Governance Committee	$10,000	$15,000
Finance Committee(1)	$10,000	$15,000

(1)	As an employee of the Company, Mr. Thomas J. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2016.

The chairman of each committee received only the chairman retainer for such committee and did not also receive the committee member retainer. Committee retainers were paid in quarterly installments at the end of each fiscal quarter. All of our directors were reimbursed for reasonable expenses incurred in connection with attending board of director

Hyatt Hotels Corporation    2017 Proxy Statement    21

meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally evaluate our properties, our non-employee directors were eligible for complimentary and discounted rooms at Hyatt-owned, operated or franchised hotels, as well as the use of hotel services when on personal travel.

New Directors

Under our director compensation program, in addition to the cash and stock retainers discussed above, any new non-employee director will receive an initial retainer, with a grant date fair value of $75,000, payable in the form of shares of our Class A common stock. The initial retainer is granted on the date the director is first elected or appointed to the board of directors. The number of shares granted is calculated by dividing the grant date fair value of the initial equity retainer by the Company’s closing stock price on the date of grant.

Non-Employee Director Stock Ownership Guidelines

Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, at least $300,000 worth of our common stock (or common stock equivalents held under the Directors Deferred Compensation Plan described below) at all times during his or her tenure on the board of directors. Effective January 1, 2017 this amount changed to five times the Annual Fee ($375,000). Non-employee directors have up to five years to meet this ownership requirement. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock is in connection with a change of control transaction. Each non-employee director currently meets the guidelines.

Directors Deferred Compensation Plan

Each non-employee director may elect to defer all or any portion of his or her Annual Fee and/or Annual Equity Retainer under our Directors Deferred Compensation Plan. Once an election is made to defer a retainer, the decision may be revoked or changed only for subsequent calendar years. Under the Directors Deferred Compensation Plan, a director who elects to defer any of his or her Annual Fee may elect to have such amount invested in a notional cash account, which is credited with interest quarterly at the prime rate, or in RSUs in respect of our Class A common stock pursuant to our LTIP. Deferrals of Annual Equity Retainers are denominated in RSUs which carry dividend equivalent rights (credited as additional RSUs). A director will receive distributions from his or her account under the Directors Deferred Compensation Plan on the earlier of (i) either January 31st of the year following the director’s departure from the board of directors or on the last business day of March of the fifth year following the year in which such retainer was earned (as elected by the director) or (ii) a change in control of the Company. RSUs are settled in shares of our Class A common stock.

2016 Director Compensation

The following table provides information related to the compensation our non-employee directors earned for 2016:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
Richard A. Friedman	$95,009	$125,036	$220,045
Susan D. Kronick	$96,823	$125,036	$221,859
Mackey J. McDonald	$110,009	$125,036	$235,045
Cary D. McMillan	$100,000	$125,036	$225,036
Pamela M. Nicholson	$85,009	$125,036	$210,045
Jason Pritzker	$75,009	$125,036	$200,045
Michael A. Rocca	$100,000	$125,036	$225,036
Richard C. Tuttle	$105,009	$125,036	$230,045
James H. Wooten, Jr.	$100,033	$125,036	$225,069
William Wrigley, Jr.(4)	$85,009	$125,036	$210,045

(1)

Messrs. Friedman, McDonald and Tuttle and Ms. Kronick elected to receive their Annual Fee of $75,000 in the form of our Class A common stock. Pursuant to the Directors Deferred Compensation Plan, Messrs. Jason Pritzker and Wrigley and Ms. Nicholson elected to defer the Annual Fee in the form of RSUs while Mr. Wooten elected to defer fifty percent of the Annual Fee to a cash account and fifty percent of the Annual Fee in the form of RSUs. As a result, Messrs. Friedman, McDonald and Tuttle, and Ms. Kronick received 1,481

22    Hyatt Hotels Corporation    2017 Proxy Statement

shares in respect of the Annual Fee. Messrs. Jason Pritzker and Wrigley and Ms. Nicholson had 1,481 RSUs credited to their deferred compensation accounts under the Directors Deferred Compensation Plan, and Mr. Wooten had 741 RSUs credited to his deferred compensation account under the Directors Deferred Compensation Plan. Calculation of the number of shares or RSUs received or credited to the accounts of the directors was based on the fair market value of our Class A common stock on the date the retainers were payable (prior to the application of any applicable deferral). RSUs are reflected in the table contained in footnote (3) below.

(2)	Amounts shown represent the grant date fair value of stock or stock units in payment of annual stock retainers in 2016 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). Messrs. McMillan, Rocca, Jason Pritzker, Wooten and Wrigley and Ms. Nicholson elected to defer their Annual Equity Retainers into the Directors Deferred Compensation Plan.

(3)	As described above under “Directors Deferred Compensation Plan,” directors may elect to defer their Annual Equity Retainers and/or Annual Fees into the Directors Deferred Compensation Plan, with deferrals credited either in the form of cash or RSUs. RSUs carry dividend equivalent rights, which are credited as additional RSUs (through fiscal year 2016, no dividends have been declared by Hyatt, and no dividend equivalent rights have been credited in respect of outstanding RSUs). The table below sets forth the aggregate number of outstanding RSUs held by each director as of December 31, 2016.

Name	RSUs Beginning of Year Balance	RSUs Credited during the Year	RSUs Settled during the Year	RSUs End of Year Balance
Richard A. Friedman(1)	3,068	0	3,068	0
Mackey J. McDonald	6,058	0	0	6,058
Cary D. McMillan	4,146	2,527	0	6,673
Pamela M. Nicholson	4,729	4,008	0	8,737
Jason Pritzker	4,729	4,008	0	8,737
Michael A. Rocca(2)	11,043	2,527	1,226	12,344
Richard C. Tuttle	21,157	0	0	21,157
James H. Wooten, Jr.	7,598	3,268	0	10,866
William Wrigley, Jr.	4,729	4,008	0	8,737

(1)	Mr. Friedman’s March 30, 2011, June 16, 2011, June 29, 2011, September 29, 2011, and December 29, 2011 deferred RSUs in respect of 406, 1,226, 435, 538 and 463 shares of our Class A common stock, respectively, were settled in stock in March 2016. The total fair market value of the stock upon settlement (based upon the closing price of our stock on the date of settlement) was $151,835.

(2)	Mr. Rocca’s June 16, 2011 deferred RSUs in respect of 1,226 shares of our Class A Common Stock was settled in March 2016. The total fair market value of the stock upon settlement was $60,675 (based upon the closing price of our stock on the date of settlement).

(4)	Mr. Wrigley resigned from the board of directors effective March 3, 2017.

Compensation Committee Report

The compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Mackey J. McDonald, Chairman
Richard A. Friedman
Susan D. Kronick
James H. Wooten, Jr.

Compensation Committee Interlocks and Insider Participation

During 2016, each of Messrs. McDonald, Friedman, Wooten and Wrigley and Ms. Kronick served on our compensation committee, with Mr. McDonald serving as chairman. None of these members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our compensation committee or board of directors. Because of his affiliation with Goldman, Sachs & Co., Mr. Friedman had certain relationships with the Company during 2016 that are required to be disclosed under the SEC rules relating to disclosure of related party transactions. See the section below titled “Article IX — Certain Relationships and Related Party Transactions” for more information.

Hyatt Hotels Corporation    2017 Proxy Statement    23

ARTICLE III: EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion describes the compensation elements of our total rewards program for our NEOs, consisting of our Executive Chairman, Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and our two other most highly compensated executive officers.

Our NEOs for 2016 were:

Name	Position
Thomas J. Pritzker	Executive Chairman of the Board

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Patrick Grismer (PFO)(1)	Executive Vice President, Chief Financial Officer

Atish D. Shah (Former PFO)(2)	Former Senior Vice President, Interim Chief Financial Officer

H. Charles Floyd	Executive Vice President, Global President of Operations

Stephen G. Haggerty	Executive Vice President, Global Head of Capital Strategy, Franchising and Select Service
(1)	Mr. Grismer commenced employment as Executive Vice President, Chief Financial Officer on March 14, 2016.

(2)	Mr. Shah stepped down from his position as Senior Vice President, Interim Chief Financial Officer on March 14, 2016. Mr. Shah resigned from the Company effective April 6, 2016.

Our compensation committee is responsible for establishing, maintaining and administering our compensation programs for our NEOs and other executives.

Philosophy and Goals of Our Executive Compensation Program

Our goal is to become the most preferred hospitality brand — loved and respected by colleagues, guests, owners, operators, community members and shareholders. We believe that this goal is central to and best promotes value creation for our stockholders. Our compensation philosophy is to provide an appropriate base of cash compensation and to align all incentive and long-term components of compensation to support long-term value creation for our stockholders. We have focused on defining annual financial and non-financial goals around metrics that we believe support and promote enhancement of long-term brand value. To attract, recruit, develop, engage and retain the talent needed to deliver on this goal, our compensation programs are designed to:

•	appropriately motivate colleagues through the alignment of total rewards with performance goals;

•

be innovative and competitive, recognizing the ever-changing dynamics of the labor market and acknowledging that, in attracting, retaining and developing talent globally, we need to offer compelling career opportunities;

•	address the needs and preferences of colleagues as individuals and as members of high-performing teams;

•	retain the colleagues with capabilities required to achieve our goal; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program is based on a total rewards program, which provides:

•	compensation, including cash (salary and short-term incentive compensation), as well as long-term stock-based compensation;

•	benefits, including retirement-related, healthcare and other welfare programs;

•	work/lifestyle programs, including paid-time off (“PTO”), a specified number of free hotel stays and other programs that promote well-being; and

•	individual development.

Our total rewards program is designed to provide rewards for individual and organizational achievement of business objectives and to emphasize long-term incentive compensation and variable compensation.

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Executive Compensation Practices and Alignment with Stockholder Interests and Good Governance

The compensation committee periodically reviews what it considers to be best practices in governance and executive compensation. Based on this review, the compensation committee believes that Hyatt’s executive compensation program demonstrates good governance and is aligned with stockholder interests.

What We Do:	What We Don’t Do:
• we do emphasize pay for performance by focusing on variable pay over fixed pay	• we don’t allow repricing of stock options or SARs without shareholder approval

•   we do align executive officer and stockholder interests by providing equity based compensation in the form of SARs (which will only deliver value if our stock price increases), RSUs (which deliver additional value if our stock price increases), and PSUs (which are only earned based on performance against specified three-year financial goals)

• we don’t provide for tax reimbursement payments or gross-ups (except in limited cases of new hire relocations)

• we do require executive officers and non-employee directors to maintain specific market-competitive stock ownership levels to align their interests with stockholders	• we don’t provide for “single trigger” severance or accelerated equity vesting upon a change in control

•   we do have policies in place that provide for the forfeiture of vested and unvested equity awards as well as recovery of cash and equity compensation received in the event that an NEO or any other executive officer violates certain restrictive covenants or engages in fraudulent or willful misconduct that results in a restatement of Hyatt’s financial statements

• we don’t generally allow hedging and pledging by our executive officers and non-employee directors as stated in the Hyatt Hotels Corporation Insider Trading Compliance Program

• we do annually conduct risk assessments with respect to our compensation practices	• we don’t provide supplemental defined benefit pensions to executives

• we don’t provide excessive executive perquisites

• we don’t pay dividends on unearned PSUs (noting that currently, Hyatt does not pay dividends on any shares)

Impact of Advisory Vote Approving Executive Compensation

At the Company’s 2016 annual meeting of stockholders, stockholders were provided the opportunity to cast an advisory vote approving the compensation programs for our NEOs (“say-on-pay”). That say-on-pay proposal received support from approximately 99.9% of the shares present and entitled to vote at the annual meeting, indicating strong stockholder approval of the compensation paid to our NEOs. The compensation committee considered this high level of support for our say-on-pay proposal, among other considerations, and did not change its approach to executive compensation in 2016. The compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for our NEOs.

As required by Section 14A of the Exchange Act in this proxy statement we are seeking stockholder approval, on an advisory basis, of the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules. We believe that the current best corporate practices and governance trends favor an annual advisory vote and have determined to hold an annual advisory vote. An annual vote would give stockholders the opportunity to react promptly to emerging trends in compensation, and would give the board of directors and compensation committee the opportunity to evaluate compensation decisions in light of yearly feedback from stockholders. See the section below titled “Article VII — Proposal 4 — Frequency of Advisory Vote on Executive Compensation.”

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Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash and long-term incentives. In doing so, Mercer uses several sources of information:

•	A primary peer group of publicly traded companies in the hospitality industry;

•	A secondary peer group consisting of a sub-set of the primary peer group;

•	Survey data for comparable positions in the hospitality/restaurant or lodging industry; and

•

General industry survey data for the compensation committee’s consideration which includes companies with which we compete for management talent, have a similar business profile to ours, have global operations and scope, and are in a consumer facing and customer oriented service business.

In 2016, we reviewed the competitiveness of our NEO compensation against the primary peer group and then against the secondary peer group. The peer groups for 2016 were the same as for 2015. The primary peer group was selected based on several factors, including business mix and model, revenues, global presence and the strength of their brands. The primary peer group included:

• Boyd Gaming Corporation*	• MGM Resorts International*

• Brinker International, Inc.*	• Royal Caribbean Cruises, Ltd.*

• Carnival Corporation	• Starbucks Corporation

• Darden Restaurants, Inc.*	• Starwood Hotels & Resorts Worldwide, Inc.*

• Hilton Worldwide Holdings, Inc.*	• Wendy’s Company*

• Host Hotels & Resorts, Inc.*	• Wyndham Worldwide Corporation*

• Las Vegas Sands Corporation	• Wynn Resorts, Ltd.*

• Marriott International Inc.	• Yum! Brands, Inc.

The secondary peer group consists of companies (marked with an “*” above) with revenues ranging from 0.4x—2.5x Hyatt’s revenues and a market cap ranging from 0.25x—4x Hyatt’s market cap.

For 2016 we set our base salaries, annual incentive targets and long-term incentives so that total compensation references the market 50th percentile of the primary and secondary peer groups with the opportunity for upside based on superior performance. We believe that our pay mix is generally consistent with market practice.

Note: Mr. Shah is not included in the graph above since his target annual compensation in 2016 was not adjusted for his role as Interim Chief Financial Officer.

Role of Outside Consultant

Mercer provides consulting services to our compensation committee to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current base salaries, incentive compensation and long-term stock-based compensation;

•	provide analysis regarding our equity awards and dilution and burn-rate under the LTIP;

•	review our incentive plan design, including the performance share unit program; and

•	assist with the preparation of this CD&A.

Mercer consultants also conduct studies on our plan design for retirement and international benefits. See the section above titled “Article II — Committees of the Board of Directors — Compensation Committee — Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2016.

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Role of Executive Officers

In making decisions about executive compensation, the compensation committee invites our Executive Chairman, our President and Chief Executive Officer and our Chief Human Resources Officer to present various compensation proposals at the committee meetings and to answer any questions the committee may have. The compensation committee meets in executive session to determine Mr. Thomas J. Pritzker’s compensation. With respect to the compensation of our President and Chief Executive Officer, the compensation committee meets in executive session with our Executive Chairman and, from time to time, our Chief Human Resources Officer is present at such meetings. Mr. Hoplamazian provides input and recommendations to the compensation committee for each NEO (other than Mr. Thomas J. Pritzker and himself) with respect to achievement of their individual goals under our annual incentive plan.

Key Elements of Total Rewards in 2016

Our total rewards programs include fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments

Annual Incentive	Aligns compensation with performance at the enterprise and regional or functional level	Variable annual cash award based on achievement of performance objectives as outlined in this CD&A

Long-Term Incentive	Reward for creating long-term stockholder value, provides alignment with stockholder interests	Value delivered as one-third SARs, one-third time-vested RSUs and one-third PSUs (based on an average Adjusted Return on Gross Assets (“ROGA”) goal), with the exception of Mr. Thomas J. Pritzker who receives 100% of his long-term incentives in the form of SARs

Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enables us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan and deferred compensation programs with matching and retirement contributions, PTO, health, life and disability insurance, severance and change in control protections, and limited perquisites

Severance Benefits	Severance benefits provided to NEOs upon an involuntary termination of employment without cause or, within the three months prior to or the twenty-four months following a change in control, upon constructive termination	Severance facilitates recruitment and retention of NEOs by providing income security in the event of involuntary job loss, as outlined in this CD&A, and further enables NEOs to focus on our best interests and those of our stockholders in the event of a potential transaction that could result in the NEO’s termination.

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Salary

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2016 reflected several factors, including overall experience, time in the role, performance, market levels and the desire to provide an appropriate base as part of their overall total rewards. During 2016, the Compensation Committee increased salaries in connection with our annual merit review and based on the factors above resulting in the year-over-year increases set forth in the following table. Mr. Hoplamazian’s salary increase was intended to better align his compensation with the compensation of chief executive officers in our peer group. Mr. Haggerty’s salary increase was intended to reflect increases in his responsibilities as his role as the Company’s Executive Vice President, Global Head of Capital Strategy, Franchising and Select Service has continued to evolve. Mr. Shah’s salary increase was implemented with the intent of retaining Mr. Shah as he transitioned from the position of Interim Chief Financial Officer.

Name	2015 Salary	2016 Salary	Salary Increase %
Thomas J. Pritzker	$525,000	$537,500	2.4%
Mark S. Hoplamazian	$1,065,000	$1,150,000	8.0%
Patrick Grismer	n/a	$775,000	n/a
Atish D. Shah(1)	$341,590	$400,000	17.1%
H. Charles Floyd	$730,000	$750,000	2.7%
Stephen G. Haggerty	$625,000	$700,000	12.0%

(1)	Mr. Shah stepped down from his position as Senior Vice President, Interim Chief Financial Officer on March 14, 2016. Mr. Shah resigned from the Company effective April 6, 2016.

Annual Incentive

Our annual incentive plan provides at-risk compensation designed to reward executives for achievement of operating results over a one-year performance period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on enterprise performance, regional/functional performance and other strategic priorities that will strengthen our competitive position.

Under the terms of his letter agreement with us, Mr. Thomas J. Pritzker is not eligible for annual incentives under our plan as his role is to focus on Hyatt’s long-term growth and strategy. As such, he is eligible to receive long-term incentive awards through our long-term incentive program. Mr. Hoplamazian’s target and maximum incentives are set according to the terms of his letter agreement with us. The target and maximum incentive opportunities for our other NEOs are determined annually by the compensation committee based on references to market data and the individual’s role in the organization, overall experience and time in the role. In particular, the compensation committee considered the total compensation market data for these positions. The compensation committee focused on delivering a total compensation package which would attract a high level of talent while weighting more of the NEOs’ total compensation potential on variable and long-term incentives, thereby aligning their interests with those of our stockholders. For 2016 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in our annual incentive plan were as follows:

Name	Target	Maximum
Mark S. Hoplamazian	175.0%	262.5%
Patrick Grismer	100.0%	150.0%
Atish D. Shah(1)	40.0%	60.0%
H. Charles Floyd	100.0%	150.0%
Stephen G. Haggerty	100.0%	150.0%

(1)	Mr. Shah stepped down from his position as Senior Vice President, Interim Chief Financial Officer on March 14, 2016. Mr. Shah resigned from the Company effective April 6, 2016. As such, Mr. Shah was not eligible to receive a payout under the annual incentive plan for 2016.

For 2016, we established an initial financial goal of $762 million of Adjusted Compensation EBITDA1 (“Threshold Goal”), the attainment of which was required as a condition to the payment to our NEOs of any annual incentives. If we attained the Threshold Goal, then the compensation committee could pay up to the maximum annual incentive. However, the compensation committee retained discretion to reduce the annual incentive actually earned based on such other factors or metrics as it determined. The Threshold Goal was set as a meaningful baseline performance

[1]	“Adjusted Compensation EBITDA” means our Adjusted EBITDA as described in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as further adjusted to exclude $26.M of expenses relating to the annual incentive and impact of currency.

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metric intended to cause the annual incentives to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (and thus preserve the potential deductibility of these payments), to the extent payable, while retaining the compensation committee’s ability to apply certain qualitative metrics to the annual incentive program. For 2016 we achieved Adjusted Compensation EBITDA of $811 million so the Threshold Goal was met. The compensation committee then applied the following incentive goals similar to those used in prior years to determine our NEOs’ actual annual incentives:

•

Hyatt’s Financial Performance (50% of overall target award): Similar to prior years, the compensation committee used Adjusted Compensation EBITDA for purposes of determining the payout of this component.

	Threshold	Target	Maximum
Adjusted Compensation EBITDA Goal	$762 million	$847 million	$932 million
Payout	50%	100%	150%

Applying the payout scale for Adjusted Compensation EBITDA, the compensation committee awarded the NEOs 78.9% of their respective target annual incentives for this component. The results are interpolated for performance between threshold and target and maximum.

•

Strategic Priorities (20% of overall target award): In 2016, four strategic priorities were identified: cultivating the best people, build and deliver brand-led experiences, operate with excellence and grow with intent. In support of this, a dashboard was developed with various metrics under each priority to help the compensation committee assess achievement of this component. Based on an assessment of the progress made towards the four strategic priorities in 2016, the compensation committee awarded the NEOs 70% of their respective target annual incentives related to this component.

•

Individual Management By Objectives (“MBOs”) (15% of overall target award): Financial and non-financial MBOs (described in additional detail below) applied to each individual were designed to incentivize each NEO in his or her area of responsibility, as well as build brand value over time. Based on an assessment of achievement of these goals, awards to Mr. Hoplamazian, Mr. Grismer, Mr. Floyd and Mr. Haggerty were 90%, 95%, 91%, and 86% of their respective target annual incentives related to this component.

•

Discretion (15% of overall target award): Factors considered included leadership consistent with Hyatt’s purpose, values, and behaviors. Based on an assessment of achievement of these goals, the compensation committee awarded the NEOs 100% of their respective target annual incentives related to this component.

Hoplamazian’s 2016 Annual Incentive

Mr. Hoplamazian’s individual MBOs for 2016 included:

•	People. Lead the organization in succession planning and improving participation of diverse individuals in management roles.

•	Brand. Launch next generation loyalty platform. Lead strategy relating to new experiences framework, including integrating new brands.

•	Operations. Expand managed cost review and capacity for digital initiatives.

•	Growth. Plan for hotel dispositions and cash deployment.

Based on input from our Executive Chairman and the review of our performance during 2016, the compensation committee awarded Mr. Hoplamazian 90% of his individual MBO component and 100% of the discretion component.

Accordingly, based on Hyatt’s 2016 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Hoplamazian a 2016 annual incentive payment of $1,649,200, representing a payout of 81.9% of target.

Grismer’s 2016 Annual Incentive

Mr. Grismer’s individual MBOs for 2016 included:

•	People. Establish framework and tools for developing next-generation finance leaders. Foster global finance community through communication and recognition.

•	Brand. Enable new investments (including digital initiatives) through reviews and reallocation of managed costs and selling, general, and administrative expenses.

•	Operations. Enhance processes created to maximize hotel profitability.

•	Growth. Define earnings growth model. Partner with development team on capital deployment to drive growth and enhance returns. Manage capital structure.

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Based on input from our President and Chief Executive Officer and the review of our performance during 2016, the compensation committee awarded Mr. Grismer 95% of his individual MBO component and 100% of the discretion component.

Accordingly, based on Hyatt’s 2016 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Grismer a 2016 annual incentive payment of $513,100, representing a payout of 82.7% of target on a prorated basis.

Floyd’s 2016 Annual Incentive

Mr. Floyd’s individual MBOs for 2016 included:

•	People. Support professional development plans and identify top leaders across the enterprise.

•	Brand/Organization. Continue to embed Hyatt’s purpose and brand activation in the organization. Effectively launch and support new brands. Evolve training and support new learning strategy.

•	Operations. Enhance processes created to maximize hotel profitability. Effectively transition and open new hotels.

•	Technology. Continue integration of technology team and identify efficiencies to allow for new investments.

Based on input from our President and Chief Executive Officer and the review of our performance during 2016, the compensation committee awarded Mr. Floyd 91% of his individual MBO component and 100% of the discretion component.

Accordingly, based on Hyatt’s 2016 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Floyd a 2016 annual incentive payment of $615,700, representing a payout of 82.1% of target.

Haggerty’s 2016 Annual Incentive

Mr. Haggerty’s individual MBOs for 2016 included:

•	Capital Planning and Growth. Plan for hotel dispositions. Facilitate transactions and capital deployment. Align growth objectives globally including new brands.

•	Construction. Effectively lead construction projects to be on time and within budget.

•	Franchise Strategy. Evolve franchise support execution and expand support in international markets.

•	Operations. Maximize hotel openings and stakeholder satisfaction for Hyatt Place and Hyatt House brands.

Based on input from our President and Chief Executive Officer and the review of our performance during 2016, the compensation committee awarded Mr. Haggerty 86% of his individual MBO component and 100% of the discretion component.

Accordingly, based on Hyatt’s 2016 financial performance and the factors and considerations discussed above, the compensation committee awarded Mr. Haggerty a 2016 incentive payment of $569,400, representing a payout of 81.3% of target.

The actual annual incentive compensation earned for 2016 performance expressed as a percentage of base salary as in effect at year-end and the resulting percentage of target incentive for each NEO was as follows:

Name	Actual(1)
Mark S. Hoplamazian	143% of year-end salary (81.9% of target)
Patrick Grismer	83% of year-end salary pro-rated (82.7% of target)
H. Charles Floyd	82% of year-end salary (82.1% of target)
Stephen G. Haggerty	81% of year-end salary (81.3% of target)

(1)	For 2016, the annual incentive payments were rounded up to the nearest hundred dollar increment.

Long-Term Incentive

In 2016, we granted equity incentive awards in the form of SARs, RSUs and PSUs under our LTIP as the means of providing long-term incentives to our executives. These grants were designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

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In determining the value of long-term incentive grants, we considered market data, the individual’s potential contribution to our success and the relationship between each NEO’s short-term and long-term compensation. For 2016, the compensation committee determined that the value of long-term incentive awards to NEOs, other than Mr. Thomas J. Pritzker, would be delivered one-third in SARs, one-third in RSUs, and one-third (at target performance) in PSUs. The compensation committee believes that awarding an equal mix of SARs, RSUs and PSUs achieves a balance in linking NEO long-term rewards to company performance. SARs do not provide any value unless the stock price appreciates, the value of RSUs increases or decreases in the same way stockholders’ stock value increases or decreases, and PSUs focus NEOs on the attainment of specified company performance objectives. The actual number of SARs, RSUs and PSUs granted was determined based on utilizing the Black-Scholes-Merton value for the SARs and the value of our common stock for the RSUs and PSUs based on the closing stock price of our common stock on the date of grant. Mr. Thomas J. Pritzker received his long-term incentive award for 2016 entirely in the form of SARs, taking into consideration his large existing ownership position and to further focus Mr. Pritzker on long-term shareholder value creation.

In connection with the commencement of Mr. Grismer’s employment with us and as an incentive to recruit Mr. Grismer, the compensation committee granted to Mr. Grismer an additional SAR award, with a grant date fair value of $650,000 (based on the grant-date Black-Scholes-Merton value of the SARs) and an additional RSU award with a grant date fair value of $500,000. The SARs vest 33.3% in March 2017, 33.3% in March 2018, and 33.4% in March 2019, subject to Mr. Grismer’s continued service through each applicable vesting date (subject to accelerated vesting in the case of Mr. Grismer’s death or disability or his involuntary termination following a change in control of the Company). The RSUs vest in March 2020, also subject to continued service through the vesting date (and further subject to accelerated vesting upon Mr. Grismer’s death or disability or his involuntary termination following a change in control of the Company).

In 2016, in addition to the annual long-term incentive grants described above, the compensation committee granted SAR and RSU awards to each of Messrs. Hoplamazian, Floyd, and Haggerty. The awards, granted in the form of SARs that deliver value only if the Company’s stock price increases and RSUs that vest based on the Company’s performance, were intended to, among other things, reinforce our goals of retaining and incentivizing the NEOs and continuing to align pay with performance. The SARs vest 25% in each year in March 2017, March 2018, March 2019, and March 2020, contingent on continued employment through the applicable vesting date (subject to accelerated vesting upon death or disability or involuntary termination following change in control of the Company). The RSUs vest 100% in March 2017 based on achievement of an Adjusted Compensation EBITDA performance metric, which for 2016 was the same as the Adjusted Compensation EBITDA Threshold Goal applied in respect of the 2016 annual incentive plan (described in detail in the section above in the CD&A section of this proxy statement titled “Annual Incentive”), and contingent on continued employment through the vesting date (subject to accelerated vesting upon death or disability or involuntary termination following a chance in control of the Company). For 2016 we achieved Adjusted Compensation EBITDA of $811 million so the Adjusted Compensation EBITDA Threshold Goal was met.

The grant date fair value of the RSUs (which vest over one year) was one-quarter of the grant date fair value of the SARs (which vest over four years). The number of shares of common stock underlying the special RSUs, the number of shares of common stock covered by the special SARs, and the grant date fair value of each type of award (based on the grant-date Black-Scholes-Merton value for the SARs) are set forth in the following table:

Name	SARs	SARs	RSUs	RSUs
Mark S. Hoplamazian	$1,500,000	103,163	$375,000	7,918
H. Charles Floyd	$500,000	34,387	$125,000	2,639
Stephen G. Haggerty	$375,000	25,790	$93,750	1,979

SARs

SARs are designed to deliver value to NEOs only if our stock price increases over the grant date value. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest equally over four years based on continued service and are settled by delivery of shares of our Class A common stock (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company).

RSUs

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs also help reduce the volatility of our overall long-term incentive package that arises in part due to the cyclical nature of the lodging industry since the volatility of the value of an RSU is lower than the volatility of the value of a SAR.

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RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company) and are settled by delivery of shares of our Class A common stock.

PSUs

PSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward the cumulative attainment of longer-term performance objectives linked to three-year financial goals and to thereby promote greater retention of our executives while providing equity-based compensation that fluctuates with our stock price. PSUs vest based on achievement of a three-year average ROGA goal, as may be further modified based on achievement of a three-year “Relative EBITDA Growth Rank”, and generally subject to the NEO’s continued employment through the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company). “Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period. “Average Gross Assets” is defined as total assets plus accumulated depreciation of property, plant, and equipment. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. “Relative EBITDA Growth Rank” is generally defined as the rank order (including Hyatt) of cumulative growth of EBITDA figures, to the extent publicly reported, from each of the following: Accor, Hilton, Host, Intercontinental, and Marriott over the performance period.

We believe that disclosure of information regarding the specific performance metrics used in determining PSU vesting will cause substantial competitive harm to Hyatt, both directly and indirectly. Therefore, in accordance with applicable SEC rules, such information has been omitted from this proxy statement. The performance metrics used in determining PSU vesting were established such that the relative difficulty of achievement would be challenging but reasonable in light of past performance, future expectations and market conditions.

Determination of Performance for Prior-Year PSs

In 2014, the compensation committee granted performance shares (“PSs”) with a three-year performance period that would only be earned if the NEOs achieved challenging three-year “economic profit” goals established by the compensation committee. “Economic profit” is generally defined as Adjusted EBITDA less 10% of the Company’s average invested capital for each year of the three-year performance period and excluding expenses relating to the annual incentive program and the PSs. For this purpose, Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The vesting of these performance shares was subject to meeting the threshold goal and subject to continued service through the end of the three-year performance period (with continued payout eligibility following a recipient’s death or disability, pro-rated payout eligibility following a recipient’s retirement and payout at the greater of target or actual performance payout levels in the event of a change in control of the Company). Economic profit achieved for the 2014 through 2016 period was $414 million, below the threshold of $852 million resulting in no payout.

Equity Practices

The Company makes grants pursuant to our Amended and Restated Summary of Non-Employee Director Compensation Policy and the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan during regularly scheduled board meetings or during periods when we are not in possession of material non-public information. Pursuant to the Hyatt Hotels Corporation Insider Trading Compliance Program, neither the Company, nor executive officers, directors or covered employees may trade in any securities of the Company during the period beginning two weeks before the end of any fiscal quarter of the Company and ending two business days after the public release of earnings data for such quarter whether or not the Company or any of the executive officers, directors or covered employees is in possession of material, non-public information.

Employee Benefits

Our NEOs receive employee benefits similar to other salaried colleagues, such as participation in our 401(k) Plan, Deferred Compensation Plan (“DCP”) with employer contributions, health, life and disability plans and severance benefits, as described in more detail below and in the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.” In addition, we provide certain additional retirement and deferred compensation benefits to our NEOs, as well as limited perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

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Termination and Severance Benefits

In the event of certain qualifying terminations of employment, NEOs are entitled to severance payments and benefits under the Hyatt Hotels Corporation Corporate Office Severance Plan (the “Severance Plan”) or, in the event of certain qualifying terminations of employment within 24 months following a change in control or within three months prior to a change in control, the Executive Officer Change in Control Plan (the “CIC Plan”). All severance payments and benefits under the CIC Plan are “double trigger,” meaning that an NEO will not receive these severance benefits unless the NEO experiences a qualifying termination of service in connection with a change in control. We do not provide “single trigger” payments or benefits to our NEOs in connection with a change in control. For a description of the material terms of the Severance Plan and the CIC Plan, see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

We do not provide for tax reimbursement payments or tax gross-ups related to a change in control.

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs may participate in the DCP, which is a non-qualified deferred compensation plan.

401(k) Plan

Our 401(k) plan is an ongoing, tax-qualified “401(k)” plan under which we match 100% on the first 3% of compensation that an employee contributes and 50% on the next 2% of compensation that an employee contributes, up to a total match of 4% of an employee’s compensation (subject to the IRS limits for tax qualified plans).

Deferred Compensation Plan

The DCP allows executives to defer up to 75% of their base salaries and all or a portion of their annual incentives. We also make an employer contribution to the plan based on a designated contribution schedule. For 2016, Messrs. Thomas J. Pritzker, Hoplamazian, Floyd and Haggerty receive a dollar for dollar match on deferrals up to $12,000, respectively. In 2015, the DCP was revised so that new hires and newly promoted individuals would receive a 3% employer contribution of his or her base salary up to $15,000. Upon reaching the one year waiting period, Mr. Grismer will be eligible to receive contributions at this level. Executives who participate in the DCP can select among various market-based investment options and are eligible to receive their account balances when they terminate employment.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our goal of attracting and retaining key executives. Perquisites that are provided include:

•	limited use of Hyatt hotel properties per the policy that is applicable to all Hyatt colleagues;

•	corporate dining room use;

•	complimentary parking; and

•	relocation for new executives as necessary.

Messrs. Thomas J. Pritzker and Hoplamazian are permitted to use our leased corporate aircraft for personal travel. Under our aircraft usage policy, Mr. Hoplamazian may use up to 30 hours per year with Mr. Thomas J. Pritzker’s prior approval, and the compensation committee’s approval for personal travel over 30 hours. Mr. Hoplamazian and Mr. Thomas J. Pritzker did not use the corporate aircraft for personal travel in 2016.

Regulatory Considerations

Section 162(m)

Section 162(m) of the Code generally disallows a federal tax deduction to public companies for compensation greater than $1 million paid in any tax year to specified executive officers unless the compensation is “qualified performance-based compensation” under that section.

Certain of our compensation and benefit plans are designed to permit us to grant awards that may qualify as “qualified performance-based compensation”; however, it is possible that awards intended to qualify for the tax deduction may

Hyatt Hotels Corporation    2017 Proxy Statement    33

not so qualify if all requirements of the “qualified performance-based compensation” exemption are not met. Furthermore, although the compensation committee may take action intended to limit the impact of Section 162(m) of the Code, it also believes that the tax deduction is only one of several relevant considerations in setting compensation. The compensation committee believes that the tax deduction limitation should not be permitted to compromise the ability to design and maintain executive compensation arrangements that will attract and retain executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

ASC Topic 718

ASC Topic 718 requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock-based compensation are accounted for under ASC Topic 718. The compensation committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity-based compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity-based compensation awards with our overall executive compensation philosophy and objectives.

Our incentive compensation programs have been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the compensation committee considers the tax and accounting consequences of utilizing various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences.

Share Ownership Requirement, Compensation Recovery Policy and Anti-Hedging/Anti-Pledging Policies

In 2009, we adopted share ownership guidelines. In 2015, we revised the guidelines to require each of our NEOs (other than Mr. Thomas J. Pritzker) to hold vested SARs, vested or unvested RSUs or shares of common stock with a value within the following guidelines, which continued to be the share ownership guidelines for 2016:

NEO	Multiple of salary
Mr. Hoplamazian (CEO)	5 times base salary
Mr. Grismer, Mr. Floyd and Mr. Haggerty (EVPs)	3 times base salary
Mr. Shah (SVP)	2 times base salary

Once an NEO reaches age 55 his ownership guideline reduces by 10% per year until age 60. Our NEOs have five years to meet these goals from when they become NEOs. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their interests to the interests of our stockholders. All NEOs currently meet the guidelines. Given that trusts for the benefit of Mr. Thomas J. Pritzker and his lineal descendants directly and indirectly own a significant percentage of our outstanding common stock, it was determined that Mr. Thomas J. Pritzker did not need to be subject to the share ownership guidelines, although his ownership of SARs alone would satisfy the guidelines at a five times base salary level.

We also have a compensation recovery policy which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Pursuant to our insider trading policy, our NEOs are prohibited from “hedging” their ownership in shares of our common stock or other equity-based interests in our Company (including by engaging in short sales relating to our common stock), and are generally prohibited from pledging shares of our common stock as collateral for loans.

34    Hyatt Hotels Corporation    2017 Proxy Statement

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)(2)	Option Awards (1)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas J. Pritzker	2016	$535,417	$0	$0	$3,999,998	$0	$40,408	$4,575,823
Executive Chairman	2015	$522,917	$0	$0	$3,722,486	$0	$42,596	$4,287,999
of the Board	2014	$510,417	$0	$0	$3,164,111	$0	$24,067	$3,698,595
Mark S. Hoplamazian	2016	$1,135,833	$0	$4,374,926	$3,499,982	$1,649,200	$40,412	$10,700,353
President and Chief	2015	$1,060,833	$0	$2,999,979	$1,499,991	$1,455,500	$48,363	$7,064,666
Executive Officer (Principal Executive Officer)	2014	$1,035,833	$0	$2,549,907	$1,274,979	$1,363,800	$41,962	$6,266,481
Patrick J. Grismer(5)	2016	$613,542	$0	$1,766,576	$1,283,329	$513,100	$236,389	$4,412,936
Executive Vice President,
Chief Financial Officer (Principal Financial Officer)
Atish D. Shah(6)	2016	$142,572	$0	$249,966	$0	$0	$28,145	$420,683
Senior Vice President, Interim	2015	$340,201	$200,000	$524,962	$0	$159,000	$41,548	$1,265,711
Chief Financial Officer (Former Principal Financial Officer)
H. Charles Floyd	2016	$746,667	$0	$1,458,261	$1,166,646	$615,700	$52,412	$4,039,686
Executive Vice President,	2015	$727,083	$0	$2,266,612	$1,633,303	$664,000	$48,363	$5,339,361
Global President of Operations	2014	$709,583	$0	$1,176,569	$638,302	$633,600	$42,162	$3,200,216
Stephen G. Haggerty	2016	$687,500	$0	$1,093,685	$874,974	$569,400	$52,412	$3,277,971
Executive Vice President,	2015	$622,500	$0	$999,918	$499,983	$507,400	$48,362	$2,678,163
Global Head of Capital Strategy, Franchising and Select Service	2014	$607,500	$0	$949,868	$524,978	$488,200	$42,162	$2,612,708

(1)	Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of RSUs and PSUs (2016) and PSs (2015 and 2014) and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of SARs, in each case, granted in the year indicated as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 16 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. With regard to the PSU awards, the values set forth above reflect the vesting of PSUs based on the probable outcome of target levels. For a discussion of threshold, target and maximum levels of vesting on PSU awards, see the section in the CD&A section of this proxy statement titled “Grants of Plan-Based Awards — 2016.”

(2)	For 2016 PSU awards, amounts shown reflect the grant date fair value of the awards at target payout. The grant date fair value of the PSU awards assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Hoplamazian $3,999,931, Mr. Grismer $1,266,596, Mr. Floyd $1,333,279, and Mr. Haggerty $999,959.

(3)	See the section in the CD&A section of this proxy statement titled “Annual Incentive” for a more detailed description of the incentive compensation program.

(4)	All Other Compensation for 2016 includes that shown in the table below.

(5)	Mr. Grismer commenced employment as Executive Vice President, Chief Financial Officer on March 14, 2016. Accordingly, the amounts set forth above reflect partial year compensation.

(6)	Mr. Shah stepped down from his position as Senior Vice President, Interim Chief Financial Officer on March 14, 2016. Mr. Shah resigned from the Company effective April 6, 2016. As such, Mr. Shah was not eligible to receive a payout under the annual incentive plan in 2016. Mr. Shah’s salary includes amounts owed under PTO policy.

Name	401(k) Match and Contributions to DCP	Life Insurance and Long-Term Disability Premiums	Perquisites and Other Personal Benefits(1)	Income Tax Reimbursement(2)	Total
Thomas J. Pritzker	$17,349	$715	$22,344		$40,408
Mark S. Hoplamazian	$10,600	$1,168	$28,644		$40,412
Patrick J. Grismer	—	$478	$138,462	$97,449	$236,389
Atish D. Shah	$22,600	$286	$5,259		$28,145
H. Charles Floyd	$22,600	$1,168	$28,644		$52,412
Stephen G. Haggerty	$22,600	$1,168	$28,644		$52,412

(1)	Amounts shown reflect: executive dining room usage ($22,344 for each of Messrs. Pritzker, Hoplamazian, Floyd and Haggerty, $18,882 for Mr. Grismer, and $5,259 for Mr. Shah), parking benefits ($6,300 for each of Messrs. Hoplamazian, Floyd, and Haggerty, and $4,725 for Mr. Grismer), relocation benefits of $109,282 for Mr. Grismer, and COBRA reimbursement benefits of $5,573 for Mr. Grismer.

(2)	Represents income tax reimbursement paid in respect to Mr. Grismer’s relocation benefit.

Hyatt Hotels Corporation    2017 Proxy Statement    35

The actual value, if any, which an executive may realize from a SAR, RSU or PSU is contingent upon the satisfaction of the conditions to vesting applicable to that award, and with respect to SARs, is determined by reference to the excess of the stock price on the date of exercise over the base price on the date the award is granted. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are computed in accordance with ASC Topic 718.

Grants of Plan-Based Awards—2016

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Options Awards(4)

		Threshold	Target	Maximum	Threshold(#)	Target(#)	Maximum(#)
Thomas J. Pritzker
SARs	3/23/2016								275,103	$47.36	$3,999,998

Mark S. Hoplamazian
		$1,006,250	$2,012,500	$3,018,750
PSUs	3/23/2016				12,668	42,229	84,458				$1,999,965
SARs	3/23/2016								137,551	$47.36	$1,999,992
SARs(5)	3/23/2016								103,163	$47.36	$1,499,990
RSUs	3/23/2016							42,229			$1,999,965
RSUs(6)	3/23/2016					7,918					$374,996

Patrick J. Grismer
		$387,500	$775,000	$1,162,500
PSUs	3/23/2016				4,011	13,372	26,744				$633,298
SARs	3/23/2016								43,558	$47.36	$633,333
SARs(7)	3/23/2016								45,710	$47.36	$649,996
RSUs	3/23/2016							13,372			$633,298
RSUs(7)	3/23/2016					10,557					$499,980

Atish D. Shah(8)
		$80,000	$160,000	$240,000
RSUs	3/23/2016							5,278			$249,966

H. Charles Floyd(6)
		$375,000	$750,000	$1,125,000
PSUs	3/23/2016				4,222	14,076	28,152				$666,639
SARs	3/23/2016								45,850	$47.36	$666,659
SARs(5)	3/23/2016								34,387	$47.36	$499,987
RSUs	3/23/2016							14,076			$666,639
RSUs(6)	3/23/2016					2,639					$124,983

Stephen G. Haggerty
		$350,000	$700,000	$1,050,000
PSUs	3/23/2016				3,167	10,557	21,114				$499,980
SARs	3/23/2016								34,387	$47.36	$499,987
SARs(5)	3/23/2016								25,790	$47.36	$374,987
RSUs	3/23/2016							10,557			$499,980
RSUs(6)	3/23/2016					1,979					$93,725

(1)	The amounts shown represent the threshold, target and maximum potential payments under the annual incentive program based on multiples of the NEO’s base salary as of December 31, 2016. See the section in the CD&A section of this proxy statement titled “Annual Incentive” for a more detailed description of the incentive compensation program.

(2)	The amounts shown represent the potential PSUs that may be earned under the LTIP at each of the threshold, target and maximum performance levels. Each NEO was granted PSUs at target, but the number of PSUs that will vest and be retained by the NEO will be determined at the conclusion of the 2016 through 2018 performance period. PSUs will vest based on achievement of three-year average “Adjusted ROGA” goals as may be further modified based on three-year “Relative EBITDA Growth Rank”, and are generally subject to continued employment through the vesting date. “Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics Evaluated by Management—Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the year ended December 31, 2016. If the threshold Adjusted ROGA goal is not achieved at the end of the three-year performance period, then all of the PSUs will be forfeited and none will vest. If the threshold Adjusted ROGA goal is achieved, 33% of the PSUs will vest. If the target performance goal is achieved, 100% of the PSUs granted will vest. If the maximum performance goal is achieved, 182% of the PSUs will vest. Achievement between the threshold and maximum performance goals will be interpolated linearly based on level of achievement. The number of PSUs vesting will further be modified up to plus or minus 10% by Relative EBITDA Growth Rank so that overall the threshold number of PSUs to vest is 30% of target and the maximum number of PSUs to vest is 200% of target.

36    Hyatt Hotels Corporation    2017 Proxy Statement

Amounts shown represent the grant date fair value of SARs, RSUs and PSUs granted in the year indicated as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 16 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. With regard to the valuation of PSU awards, the grant date fair values set forth above reflect the vesting of PSUs based upon the probable outcome at target levels.

(3)	The strike price of SARs is the closing price of the Company’s stock on the date of grant.

(4)	Amounts shown represent the grant date fair value of SARs, RSUs and PSUs granted in the year indicated as computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 16 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. With regard to the valuation of PSU awards, the grant date fair values set forth above reflect the vesting of PSUs based upon the probable outcome at target levels.

(5)	Messrs. Hoplamazian, Floyd and Haggerty received an additional SAR grant which will vest annually in four equal installments beginning March 2017, generally subject to continued service through the vesting date.

(6)	Messrs. Hoplamazian, Floyd and Haggerty received an additional RSU grant which will vest 100% in March 2017 subject to achievement of the Adjusted Compensation EBITDA Threshold Goal and generally subject to continued service through the vesting date. There is neither a threshold nor a maximum performance measurement for these awards.

(7)	Mr. Grismer received 45,710 SARs and 10,557 RSUs in connection with his employment. The SARs vest in three equal installments beginning March 2017, generally subject to continued service through the vesting date. The RSUs vest in March 2020, generally subject to continued service through the applicable vesting date.

(8)	Mr. Shah stepped down from his position as Senior Vice President, Interim Chief Financial Officer on March 14, 2016, and as a result was not eligible for an incentive payment and his awards were forfeited.

The actual value, if any, that an executive may realize from a SAR, RSU or a PSU is contingent upon the satisfaction of the conditions to vesting in that award, and with respect to SARs, upon there being a positive excess of the stock price on the date the award is exercised over the base price established on the award date. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the grant date fair value shown in the table above.

Narrative to Summary Compensation and Grants of Plan-Based Awards Tables

Messrs. Thomas J. Pritzker and Hoplamazian are parties to employment letter agreements with us, each of which became effective as of January 1, 2013. Each letter agreement has a current term that continues through December 31, 2016, subject to automatic one-year renewals unless either party provides 180 days’ prior notice to the other not to renew.

Under their respective letter agreements, Messrs. Thomas J. Pritzker and Hoplamazian are entitled, respectively, to (i) current base salaries equal to $537,500 and $1,150,000, (ii) annual equity awards under the LTIP with target grant date fair values equal to $4,000,000 and $6,000,000, in each case, subject to adjustment by the compensation committee, and (iii) in the case of Mr. Hoplamazian, an annual incentive payment under our annual incentive plan, with a target annual incentive payment in an amount equal to 175% of Mr. Hoplamazian’s base salary and a maximum annual incentive payment in an amount equal to 262.5% of his base salary, in each case, subject to adjustment by the compensation committee.

Each letter agreement provides that, upon a termination of employment, Messrs. Thomas J. Pritzker and Hoplamazian will be eligible to receive severance payments and benefits in accordance with the terms of our Hyatt Hotels Corporation Corporate Office Severance Plan or the Executive Officer Change in Control Plan (as applicable). In addition, pursuant to their respective letter agreements, we will use commercially reasonable efforts to (i) appoint Mr. Thomas J. Pritzker as Executive Chairman for so long as he is a member of our board and as long as he is willing and able to serve in that office and (ii) nominate Mr. Hoplamazian for re-election as a member of our board for so long as he is our President and Chief Executive Officer. If he is not so appointed (Mr. Thomas J. Pritzer) or re-elected (Mr. Hoplamazian), the applicable executive will be entitled to terminate his employment and to the rights and entitlements under our Severance Plan or CIC Plan (as applicable) as if his employment were terminated by us without cause. For additional information regarding the Severance Plan and Executive Officer Change in Control Plan, please see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

Hyatt Hotels Corporation    2017 Proxy Statement    37

Outstanding Equity Awards at Fiscal Year-End—2016

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested (4)
Thomas J. Pritzker	3/23/2016	—	275,103	$47.36	3/23/2026
	3/25/2015	45,088	135,265	$56.27	3/25/2025
	2/13/2014	70,094	70,097	$49.39	2/13/2024
	3/15/2013	155,535	51,846	$43.44	3/15/2023
	3/16/2012	140,601	—	$41.29	3/16/2022
	3/16/2011	127,410	—	$41.74	3/16/2021
	5/11/2010	119,707	—	$40.96	5/11/2020
Mark S. Hoplamazian	3/23/2016					42,229	$2,333,575
	3/23/2016					7,918	$437,549
	3/23/2016							42,229	$2,333,575
	3/23/2016	—	137,551	$47.36	3/23/2026
	3/23/2016	—	103,163	$47.36	3/23/2026
	3/25/2015					19,993	$1,104,813
	3/25/2015							26,657	$1,473,066
	3/25/2015	18,168	54,506	$56.27	3/25/2025
	2/13/2014					12,908	$713,296
	2/13/2014							25,814	$1,426,482
	2/13/2014	28,244	28,246	$49.39	2/13/2024
	3/15/2013					8,634	$477,115
	3/15/2013	62,673	20,892	$43.44	3/15/2023
	3/16/2012	86,755	—	$41.29	3/16/2022
	3/16/2011	69,881	—	$41.74	3/16/2021
	5/11/2010	83,795	—	$40.96	5/11/2020
	10/1/2009	61,121	—	$29.10	10/1/2019
	7/1/2007	425,000	—	$62.80	7/1/2017
Patrick J. Grismer	3/23/2016					13,372	$738,937
	3/23/2016					10,557	$583,380
	3/23/2016							13,372	$738,937
	3/23/2016	—	43,558	$47.36	3/23/2026
	3/23/2016	—	45,710	$47.36	3/23/2026
H. Charles Floyd	3/23/2016					14,076	$777,840
	3/23/2016					2,639	$145,831
	3/23/2016							14,076	$777,840
	3/23/2016	—	45,850	$47.36	3/23/2026
	3/23/2016	—	34,387	$47.36	3/23/2026
	3/25/2015					26,213	$1,448,530
	3/25/2015							11,255	$621,951
	3/25/2015	7,671	64,386	$56.27	3/25/2025
	2/13/2014					6,463	$357,145
	2/13/2014							10,899	$602,279
	2/13/2014	14,138	14,143	$49.39	2/13/2024
	3/15/2013					3,647	$201,533
	3/15/2013	26,460	8,823	$43.44	3/15/2023
	3/16/2012	36,630	—	$41.29	3/16/2022
	3/16/2011	33,193	—	$41.74	3/16/2021
	5/11/2010	27,721	—	$40.96	5/11/2020
	3/2/2010	27,369	—	$33.12	3/2/2020
	5/11/2009					12,280	$678,593
	5/2/2008	21,675	—	$58.18	5/2/2018
	7/1/2007	30,000	—	$62.80	7/1/2017

38    Hyatt Hotels Corporation    2017 Proxy Statement

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)(2)	Market Value of Shares or Units of Stock that have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock that have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock that have Not Vested (4)
Stephen G. Haggerty	3/23/2016					10,557	$583,380
	3/23/2016					1,979	$109,360
	3/23/2016							10,557	$583,380
	3/23/2016	—	34,387	$47.36	3/23/2026
	3/23/2016	—	25,790	$47.36	3/23/2026
	3/25/2015					6,664	$368,253
	3/25/2015							8,885	$490,985
	3/25/2015	6,056	18,168	$56.27	3/25/2025
	2/13/2014					5,314	$293,652
	2/13/2014							8,604	$475,457
	2/13/2014	11,628	11,632	$49.39	2/13/2024
	3/15/2013					2,879	$159,094
	3/15/2013	20,889	6,966	$43.44	3/15/2023
	3/16/2012	28,918	—	$41.29	3/16/2022
	3/16/2011	26,205	—	$41.74	3/16/2021
	5/11/2010	25,201	—	$40.96	5/11/2020
	3/2/2010	23,093	—	$33.12	3/2/2020
	5/11/2009	29,461	—	$26.00	5/11/2019
	5/2/2008	21,425	—	$58.18	5/2/2018
	7/1/2007	50,000	—	$62.80	7/1/2017

(1)	Represents outstanding SARs held by the NEOs as of December 31, 2016. The SARs vest and become exercisable as follows, based on continued service through the applicable vesting date (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company):

	Grant Date	Total SARs Awarded	Vesting
Thomas J. Pritzker	3/23/2016	275,103	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/25/2015	180,353	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	2/13/2014	140,191	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013	207,381	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
	3/16/2012	140,601	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.
	3/16/2011	127,410	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.
	5/11/2010	119,707	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.
Mark S. Hoplamazian	3/23/2016	137,551	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016	103,163	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/25/2015	72,674	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	2/13/2014	56,490	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013	83,565	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
	3/16/2012	86,755	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.
	3/16/2011	69,881	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.
	5/11/2010	83,795	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.
	10/1/2009	61,121	25% per year commencing on August 1, 2010 and each anniversary of August 1 thereafter.
	7/1/2007	425,000	25% per year commencing on December 18, 2007 and each anniversary of December 18 thereafter.
Patrick J. Grismer	3/23/2016	43,558	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016	45,710	33% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
H. Charles Floyd	3/23/2016	45,850	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016	34,387	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/25/2015	30,684	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	3/25/2015	41,373	50% on March 16, 2018, and 50% on March 16, 2019.
	2/13/2014	28,281	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013	35,283	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
	3/16/2012	36,630	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.
	3/16/2011	33,193	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.
	5/11/2010	27,721	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.
	3/2/2010	27,369	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.
	5/2/2008	21,675	25% per year commencing on April 1, 2009 and each anniversary of April 1 thereafter.
	7/1/2007	30,000	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

Hyatt Hotels Corporation    2017 Proxy Statement    39

	Grant Date	Total SARs Awarded	Vesting
Stephen G. Haggerty	3/23/2016	34,387	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016	25,790	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/25/2015	24,224	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	2/13/2014	23,260	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013	27,855	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
	3/16/2012	28,918	25% per year commencing on March 16, 2013 and each anniversary of March 16 thereafter.
	3/16/2011	26,205	25% per year commencing on March 16, 2012 and each anniversary of March 16 thereafter.
	5/11/2010	25,201	25% per year commencing on May 11, 2011 and each anniversary of May 11 thereafter.
	3/2/2010	23,093	25% per year commencing on March 2, 2011 and each anniversary of March 2 thereafter.
	5/11/2009	29,461	25% per year commencing on April 1, 2010 and each anniversary of April 1 thereafter.
	5/2/2008	21,425	25% per year commencing on April 1, 2009 and each anniversary of March 31 thereafter.
	7/1/2007	50,000	25% per year commencing on March 31, 2008 and each anniversary of March 31 thereafter.

(2)	Represents RSUs (figures below describe the full number of shares originally subject to the grant) held by the NEOs as of December 31, 2016. The RSUs vest and settle upon the following dates based on continued service unless otherwise noted (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company):

	Grant Date		Total RSUs Granted	Vesting
Mark S. Hoplamazian	3/23/2016		42,229	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016		7,918	100% on March 16, 2017.
	3/25/2015		26,657	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	2/13/2014		25,814	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013		34,530	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
Patrick J. Grimser	3/23/2016		13,372	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016		10,557	100% on March 16, 2020.
H. Charles Floyd	3/23/2016		14,076	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016		2,639	100% on March 16, 2017.
	3/25/2015		11,255	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	3/25/2015		17,771	50% on March 16, 2018, and 50% on March 16, 2019.
	2/13/2014		12,923	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013		14,579	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.
	5/11/2009	(a)	76,731	2% per year commencing June 9, 2009, and then on each April 1 through 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1 with full vesting on April 1, 2020.
Stephen G. Haggerty	3/23/2016		10,557	25% per year commencing on March 16, 2017 and each anniversary of March 16 thereafter.
	3/23/2016		1,979	100% on March 16, 2017.
	3/25/2015		8,885	25% per year commencing on March 16, 2016 and each anniversary of March 16 thereafter.
	2/13/2014		10,628	25% per year commencing on March 16, 2015 and each anniversary of March 16 thereafter.
	3/15/2013		11,510	25% per year commencing on March 16, 2014 and each anniversary of March 16 thereafter.

(a)	Settles on earlier of May 1, 2020, separation from service, or a change in control.

(3)	Represents the target value and number of PSUs granted in 2016 and the target value and number of PSs granted in 2015 and 2014; actual performance through December 31, 2016 may be lower. Both PSUs and PSs only vest based on performance and continued service through the last day of the performance period.

In the event of a participant’s death or disability, PSUs will vest upon the participant’s death or disability, based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of such calendar year based on actual performance), pro-rated based on the number of months in the performance period elapsed through the date of death or disability. In the event of a participant’s retirement, the participant’s PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated based on the number of months in the performance period elapsed through the date of retirement. In the event of a change in control, PSUs will vest immediately prior to the change in control based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of such calendar year based on actual performance).

(4)	Based on $55.26 per share, which was the closing price of our Class A common stock on December 31, 2016.

Under our Retirement Policy Regarding Equity Vesting and Exercise and unless otherwise specified in the award agreement, all awards under the LTIP will continue to become exercisable and payable following an employee’s retirement, as long as the retiree continues to comply with the policy. “Retirement” for this purpose means a voluntary termination of employment after the sum of the individual’s age and continuous service with us equals or exceeds 65, provided that they are at least age 55. Messrs. Thomas J. Pritzker and Floyd are currently retirement eligible.

40    Hyatt Hotels Corporation    2017 Proxy Statement

Option Exercises and Stock Vested

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)(1)(2)	Value Realized on Vesting(1)(2)
Mark S. Hoplamazian	—	—	31,924	$1,605,878
Atish D. Shah	—	—	2,809	$133,119
H. Charles Floyd	—	—	16,592	$789,579
Stephen G. Haggerty	—	—	10,783	$511,006

(1)	For each NEO listed above, shares of Class A common stock underlying vested RSUs were delivered upon vesting, except for Mr. Floyd where delivery of shares of Class A common stock underlying 3,069 vested RSUs were deferred under the terms of the award agreement until a future date.

Shares of Class A common stock underlying vested RSUs were delivered or deferred during 2016 as follows:

	Delivered Upon Vesting			Delivery Deferred
Name	Number of Shares	Closing Price on Vesting Date	Date of Vesting	Number of Shares	Date of Vesting	Closing Price on Vesting Date	Deferral Period
Mark S. Hoplamazian	21,749	$47.39	March 16, 2016
	10,175	$56.53	December 12, 2016
Atish D. Shah	2,809	$47.39	March 16, 2016
H. Charles Floyd	13,523	$47.39	March 16, 2016	3,069	April 1, 2016	$48.46	Earlier of May 1, 2020, termination of service or a change in control
Stephen G. Haggerty	10,783	$47.39	March 16, 2016

Shares of Class A common stock underlying vested RSUs with a deferred delivery period are also reflected in the “Non-Qualified Deferred Compensation Table.”

Non-Qualified Deferred Compensation Table

The table below sets forth certain information as of December 31, 2016, with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year		Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Thomas J. Pritzker	DCP	$401,172	$12,000		$5,044,515		$47,253,405(2)
Mark S. Hoplamazian	DCP				$232,570		$4,825,126(2)
Patrick J. Grismer	DCP
Atish D. Shah	DCP	$12,835	$12,000		$43,997		$703,625(2)
H. Charles Floyd	DCP	$178,275	$12,000		$894,634		$9,842,771(2)
	RSUs		$148,724	(3)			$3,561,562(4)
Stephen G. Haggerty	DCP	$132,344	$12,000		$68,567		$965,625(2)

(1)	Includes amounts reflected under “Salary” in the Summary Compensation Table for 2016 for Messrs. Thomas J. Pritzker, Shah, Floyd, and Haggerty and amounts reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2015 for Messrs. Shah, Floyd, and Haggerty which were paid in 2016. Mr. Hoplamazian elected to decline participation in the DCP in 2016.

(2)	Of the total amounts shown in each NEO’s Aggregate DCP Balance through fiscal year 2016, the following amounts have been reported, as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” or “All Other Compensation” in the Summary Compensation Table (in 2016 and in previous years) for Mr. Thomas J. Pritzker: $6,189,691; Mr. Hoplamazian: $3,863,398; Mr. Shah: $122,021; Mr. Floyd: $808,178; Mr. Haggerty $681,005.

(3)	Based on the fair market value (closing stock price) of our Class A common stock on the date of vesting.

(4)	Based on $55.26, the closing price of our Class A common stock on December 31, 2016.

Hyatt Hotels Corporation    2017 Proxy Statement    41

Narrative to Non-Qualified Deferred Compensation Table

See description of the Deferred Compensation Plan in the section above in the CD&A section of this proxy statement titled “Employee Benefits — Retirement Programs — Deferred Compensation Plan.”

Potential Payments on Termination or Change in Control

Severance

In 2016, all NEOs would have been entitled to severance in the event of a termination of employment under the Severance Plan, which is applicable to U.S. based corporate headquarters and certain regional office employees. Benefits are paid under the plan only if the eligible employees are laid off or terminated without cause and are offset by any amounts required to be paid in lieu of notice under WARN or WARN-like state laws. In addition, we may pay the eligible employee the difference between the premiums charged for COBRA and the amount the eligible employee would have paid as an active employee for such coverage during the eligible employee’s severance period. Severance can be paid in a lump sum or over the severance period at the discretion of the Company; however, severance will not be paid in a lump sum if it would violate Section 409A of the Code. All severance is subject to the applicable employee’s execution and non-revocation of a general release of claims.

Under the terms of the Severance Plan, our NEOs are eligible to receive the following severance for the following severance periods:

Position	Severance Period (Weeks of Base Salary)
Executive Chairman of the Board or Chief Executive Officer	78
Executive Officers of Hyatt Hotels Corporation as defined by the Chief Executive Officer	52

Mr. Thomas J. Pritzker’s employment agreement provides that he is entitled to voluntarily terminate his employment and claim severance under the Severance Plan or CIC Plan (if applicable) if he is not re-appointed as Executive Chairman. Mr. Hoplamazian’s employment agreement provides that he is entitled to voluntarily terminate his employment and claim severance under the Severance Plan or CIC Plan (if applicable) if he is not re-elected to serve as a director.

Change in Control

Each executive officer is entitled to enhanced severance benefits under our Executive Officer Change in Control Plan if the executive officer’s employment is terminated without cause or the executive officer is constructively terminated within 24 months following a change in control or within three months prior to the change in control. In such event, our Executive Chairman and President and Chief Executive Officer would each receive severance equal to two times the sum of his base salary and target annual incentive for the year of termination, and all other executive officers would receive severance equal to one times their base salary and target annual incentive for the year of termination. All of the executive officers would also receive a pro-rata target annual incentive for the year of termination. Additionally, we may pay the executive officer the difference between the premiums charged for COBRA and the amount the executive officer would have paid as an active employee for such coverage, regardless of whether or not they elect COBRA coverage. All severance will be paid in a lump sum if permitted by Section 409A of the Code. Otherwise severance will be paid in installments over 24 months for our Executive Chairman and President and Chief Executive Officer, or 12 months for all other executive officers. All severance benefits are subject to the applicable executive officer’s execution and non-revocation of a general release of claims, and are offset by any other severance or pay in lieu of notice under WARN or WARN-like state laws. We do not provide for tax reimbursement payments or gross-ups related to a change in control.

Equity Awards

Outstanding SAR and RSU awards under our LTIP will fully vest if a participant’s employment is terminated by us without cause or by the participant with good reason, in either case, within 12 months following a change in control, provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor, the compensation committee may in its discretion fully vest the awards upon the change in control. In addition, outstanding PSUs will vest upon a change in control and will be deemed to have been earned based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of such calendar year based on actual performance). Outstanding PSs will vest upon a change in control and will be deemed to have been earned at the greater of (i) the target award level or (ii) the number of PSs that would be payable based on actual performance through the date of the change in control.

42    Hyatt Hotels Corporation    2017 Proxy Statement

Outstanding SAR, RSU and PS awards will fully vest if a participant’s employment is terminated by reason of death or disability (with PSs being earned as if the participant remained employed through the last day of the performance period). If a participant’s employment is terminated by reason of death or disability, PSUs will vest based on actual performance through the most recent fiscal quarter end (with respect to any partial calendar year, projected through the remainder of such calendar year based on actual performance) pro-rated based on the number of months elapsed through the date of disability or death. If Messrs. Thomas J. Pritzker or Hoplamazian are terminated other than for cause, provided they execute a general release of claims and do not compete with us, following termination they will continue to vest in their SARs and RSUs on the vesting dates set forth in their respective award agreements.

Mr. Floyd is retirement eligible under the Retirement Policy Regarding Equity Vesting and Exercise, and as a result, his awards under the LTIP will continue to become exercisable and payable following his retirement, subject only to forfeiture for violating the policy. A portion of the performance shares units awarded to Mr. Floyd during his employment, pro-rated by reference to the portion of the performance period during which Mr. Floyd was employed, may be earned by Mr. Floyd based on actual performance through the conclusion of the performance period.

The following table summarizes the severance, the value of SARs, RSUs, PSUs (based on actual performance as of December 31, 2016), and PSs (at the target level of achievement) that would vest, and the value of other benefits that our NEOs would receive upon (i) retirement/voluntary termination, (ii) termination of employment by the Company without cause not in connection with a change in control, or (iii) termination of employment without cause or a constructive termination in connection with a change in control. The following assumptions were used in creating the table:

•	a stock price of $55.26 per share, which was the closing price of our Class A common stock on December 31, 2016; and

•	termination of employment as of December 31, 2016 (for the scenarios that include a termination of employment).

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs, RSUs and PSs that were vested prior to December 31, 2016.

Item	Name	Retirement/ Voluntary Termination	Termination of Employment by Company Without Cause	Change in Control Termination of Employment Without Cause or Constructive Termination
Cash Severance	Thomas J. Pritzker		$806,250	$1,075,000
	Mark S. Hoplamazian		$1,725,000	$6,325,000
	Patrick J. Grismer		$775,000	$1,550,000
	H. Charles Floyd		$750,000	$1,500,000
	Stephen G. Haggerty		$700,000	$1,400,000
Annual Incentive (Year of Termination)	Thomas J. Pritzker
	Mark S. Hoplamazian
	Patrick J. Grismer
	H. Charles Floyd	$750,000		$750,000
	Stephen G. Haggerty
Equity Vesting	Thomas J. Pritzker	$3,197,603	$3,197,603	$3,197,603
	Mark S. Hoplamazian	$12,543,850	$7,380,735	$12,543,850
	Patrick J. Grismer			$2,744,303
	H. Charles Floyd	$6,409,387		$6,409,387
	Stephen G. Haggerty			$3,672,075
Medical Benefits	Thomas J. Pritzker		$13,096	$17,462
	Mark S. Hoplamazian		$19,425	$25,899
	Patrick J. Grismer		$12,906	$12,906
	H. Charles Floyd		$12,950	$12,950
	Stephen G. Haggerty		$12,950	$12,950
Total	Thomas J. Pritzker	$3,197,603	$4,016,949	$4,290,065
	Mark S. Hoplamazian	$12,543,850	$9,125,160	$18,894,749
	Patrick J. Grismer	$0	$787,906	$4,307,209
	H. Charles Floyd	$7,159,387	$762,950	$8,672,337
	Stephen G. Haggerty	$0	$712,950	$5,085,025

As described, the amounts shown above under “Equity Vesting” in the “Change in Control Termination of Employment by Company Without Cause or Constructive Termination” column would be reduced in the instance of the participant’s death or disability. PSUs performance would be determined through the most recent fiscal quarter prior to the participant’s death or disability and pro-rated based on the number of months in the performance period elapsed through the date of death or disability.

Hyatt Hotels Corporation    2017 Proxy Statement    43

ARTICLE IV: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 — Ratification of Appointment of the Independent Registered Public Accounting Firm

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2016, and the services provided to us by D&T in fiscal year 2016 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December 31, 2017.

Independent Registered Public Accounting Firm’s Fees

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2016 and 2015. The following table presents fees for professional services rendered by D&T for fiscal years 2016 and 2015. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2016	FY 2015
Audit Fees(1)	$5,331,966	$4,873,687
Audit-Related Fees(2)	$877,803	$1,773,148
Tax Fees(3)	$2,238,276	$2,331,874
All Other Fees(4)	$351,625	$203,896
Total	$8,799,670	$9,182,605

The following are footnotes to the above table, in accordance with SEC definitions:

(1)	Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2016 and December 31, 2015 filed with the SEC, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of fees for audits required under agreements with our hotels owners and, in 2015, fees for certain initiatives completed during the year.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. The 2016 and 2015 fees were for permitted advisory services.

44    Hyatt Hotels Corporation    2017 Proxy Statement

Policy on Audit Committee Preapproval of Audit and Permissible Nonaudit Services of the Independent Registered Public Accounting Firm

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2016 and 2015 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

Hyatt Hotels Corporation    2017 Proxy Statement    45

ARTICLE V: REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Article II — Committees of the Board of Directors — Audit Committee,” the audit committee has done the following things:

•

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

•

Discussed with D&T the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the PCAOB and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.

Audit Committee of the Board of Directors

Michael A. Rocca, Chairman

Cary D. McMillan

Richard C. Tuttle

James H. Wooten, Jr.

[1]	This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

46    Hyatt Hotels Corporation    2017 Proxy Statement

ARTICLE VI: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal 3 — Advisory Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).

As described under “Compensation Discussion and Analysis,” our executive compensation program is designed to promote long-term brand value for the Company, a goal which we believe, in turn, is central to the creation of long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage and retain the talent needed to achieve long-term brand value and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth above are strongly aligned with the long-term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our compensation committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

The board of directors strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

Hyatt Hotels Corporation    2017 Proxy Statement    47

ARTICLE VII: FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 4 — Frequency of Advisory Vote on Executive Compensation

The Company requests that the stockholders vote, on an advisory basis, to hold a stockholder advisory vote to approve named executive officer compensation every year. Stockholders are afforded the opportunity to indicate whether they would prefer an advisory vote to approve named executive officer compensation every year, every two years or every three years or stockholders may abstain from voting on the proposal.

Our board of directors believes that holding an advisory vote to approve named executive officer compensation every year provides our board of directors with direct and timely feedback from stockholders on our named executive officer compensation policies and procedures.

As an advisory vote, this proposal is not binding upon the Company. However, our board of directors values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote.

The option of one year, two years or three years that receives the affirmative vote of a majority of voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be the frequency selected by stockholders. In the event that no option receives such a majority, we will consider the option that receives the most votes to be the option selected by stockholders of the Company.

The board of directors unanimously recommends that, with regard to Proposal No. 4, stockholders vote, on an advisory basis, to hold an advisory vote to approve named executive officer compensation EVERY YEAR.

48    Hyatt Hotels Corporation    2017 Proxy Statement

ARTICLE VIII: STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 24, 2017 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 35,137,361 shares of Class A common stock outstanding as of March 24, 2017 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 90,323,839 shares of Class B common stock outstanding as of March 24, 2017. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 125,461,200 shares of common stock outstanding as of March 24, 2017. The information shown in the table with respect to the percentage of total voting power is based on 125,461,200 shares of common stock outstanding as of March 24, 2017, and assumes that no shares of Class B common stock outstanding as of March 24, 2017 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 71 S. Wacker Drive, 12th Floor, Chicago, Illinois 60606.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)	563,900	1.6%	75,399,394	83.5%	60.5%	80.4%
CIBC Trust Company (Bahamas) Limited in its capacity as trustee and Other Reporting Persons(3)	—	—	781,807	*	*	*
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(4)	1,410	*	22,520,767	24.9%	18.0%	24.0%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Person(5)	—	—	1,409,437	1.6%	1.1%	1.5%
Trustees of the Jennifer N. Pritzker Family Trusts and Other Reporting Persons(6)	8,470	*	2,420,151	2.7%	1.9%	2.6%
Trustees of the Karen L. Pritzker Family Trusts(7)	—	—	8,584,104	9.5%	6.8%	9.1%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Person(8)	14,650	*	10,465,797	11.6%	8.4%	11.2%
Trustees of the Daniel F. Pritzker Family Trusts(9)	539,370	1.5%	6,719,507	7.4%	5.8%	7.2%
Trustees of the Anthony N. Pritzker Family Trusts(10)	—	—	1,830,094	2.0%	1.5%	2.0%
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(11)	—	—	18,837,636	20.9%	15.0%	20.1%
Trustees of the Jay Robert Pritzker Family Trusts(12)	—	—	1,830,094	2.0%	1.5%	2.0%

Hyatt Hotels Corporation    2017 Proxy Statement    49

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Investment funds affiliated with The Goldman Sachs Group, Inc.(13)	348,053	1.0%	12,654,050	14.0%	10.4%	13.5%
Baron Capital Group, Inc. and affiliated entities(14)	4,559,942	13.0%	—	—	3.6%	*
Long Pond Capital, LP and affiliated entities(15)	2,275,644	6.5%	—	—	1.8%	*
Morgan Stanley and affiliated entities(16)	2,050,506	5.8%	—	—	1.6%	*
The Vanguard Group, Inc. and affiliated entities(17)	2,402,774	6.8%	—	—	1.9%	*
Named Executive Officers and Directors:
Thomas J. Pritzker(18)	—	—	20,774,314	22.9%	16.5%	22.1%
Mark S. Hoplamazian(19)	330,655	*	—	—	*	*
Patrick J. Grismer(20)	27,303	*	—	—	*	*
Atish D. Shah(21)	5,519	*	—	—	*	*
H. Charles Floyd(22)	94,263	*	—	—	*	*
Stephen G. Haggerty(23)	80,262	*	—	—	*	*
Paul D. Ballew	1,416	*	—	—	*	*
Richard A. Friedman(24)	348,053	1.0%	12,654,050	14.0%	10.4%	13.5%
Susan D. Kronick	31,441	*	—	—	*	*
Mackey J. McDonald	25,384	*	—	—	*	*
Cary D. McMillan	1,790	*	—	—	*	*
Pamela M. Nicholson	3,010	*	—	—	*	*
Jason Pritzker(25)	1,410	*	—	—	*	*
Michael A. Rocca	12,642	*	—	—	*	*
Richard C. Tuttle	15,802	*	—	—	*	*
James H. Wooten, Jr.	7,649	*	—	—	*	*
All directors and executive officers as a group (21 persons)(26)	1,082,003	3.1%	33,428,364	37.0%	27.5%	35.7%

*	Less than 1%.

(1)	Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 125,461,200 shares of common stock outstanding as of March 24, 2017, and assumes that no shares of Class B common stock outstanding as of March 24, 2017 have been converted into shares of Class A common stock.

(2)	See footnotes (3) through (12) below. CIBC Trust Company (Bahamas) Limited in its capacity as trustee of Pritzker family non-U.S. situs trusts and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the Jennifer N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Trusts, the Gigi Pritzker Pucker Family Trusts, the Jay Robert Pritzker Family Trusts and certain other reporting persons described in footnotes (3) through (12) below (collectively, the “Pritzker Family Group”) are party to those certain agreements described in footnotes (3) through (12) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Pritzker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents (i) 108,457 shares of Class B common stock held of record by non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, (ii) 538,681 shares of Class B common stock held of record by Bombay Hotel Corporation (“Bombay”), and (iii) 134,669 shares of Class B common stock held of record by CPC, Inc. (“CPC”). The voting and investment decisions of Bombay are made by its three directors, all of whom are employees of an affiliate of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to

50    Hyatt Hotels Corporation    2017 Proxy Statement

beneficially own such shares of Class B common stock directly held by Bombay. The voting and investment decisions of CPC are made by its two directors, Corporate Associates Limited and Commerce Services Limited, both of which are wholly-owned subsidiaries of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to beneficially own such shares of Class B common stock directly held by CPC. J.P. Morgan Trust Company (Bahamas) Limited, as trustee of 2010 N3 Purpose Trust, Bessemer Trust Company (Cayman) Limited and Lewis M. Linn, as co-trustees of Settlement T-551-5C and CIBC Trust Company (Bahamas) Limited as trustee of Settlement T-551-7 each own approximately 30% of each of Bombay and CPC and disclaim beneficial ownership of the shares directly held by Bombay and CPC. Bombay, CPC and the trustees and adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the non-U.S. situs trusts, is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas. The address of the principal business and principal office for Bombay is c/o CIBC Bank & Trust Company (Cayman) Limited, CIBC Financial Centre, 11 Dr. Roy’s Drive, P.O. Box 694, George Town, Grand Cayman KY1-1107. The address of the principal business and principal office for CPC is c/o CIBC Trust Company (Bahamas) Limited, Goodman’s Bay Corporate Centre, West Bay Street, Ground Floor, P.O. Box N-3933, Nassau, Bahamas.

(4)	Represents (i) 20,723,351 shares of Class B common stock held of record by THHC, L.L.C., a member-managed limited liability company controlled by a trust for the benefit of Thomas J. Pritzker, of which Maroon Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3 of the Exchange Act (“Rule 13d-3”); (ii) 1,746,453 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares; (iii) 50,963 shares of Class B common stock held of record by TJP Revocable Trust, a trust for the benefit of Thomas J. Pritzker, of which Marshall E. Eisenberg and Thomas J. Pritzker serve as co-trustees and share voting and investment power over such shares and (iv) 1,410 shares of Class A common stock held by Jason Pritzker, who is the son of Mr. Thomas Pritzker and one of our directors. Maroon Trust is the sole member of Maroon Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Mr. Thomas J. Pritzker is the trustee of Maroon Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of Maroon Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Mr. Thomas J. Pritzker and certain other individuals. The voting decisions of Maroon Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Mr. Thomas J. Pritzker. Mr. Thomas J. Pritzker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. Mr. Thomas J. Pritzker is also the grantor and beneficiary of the trust represented by clause (iii) and has the right to revoke such trust at any time without the consent of any other person. As a result, Mr. Thomas J. Pritzker could be deemed to be the sole beneficial owner of the shares owned by such trust. Mr. Thomas J. Pritzker, Mr. Jason Pritzker, THHC, L.L.C., and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The share numbers included in the table do not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 105,141 SARs at an exercise price of $49.39; (f) 90,176 SARs at an exercise price of $56.27; and (g) 68,775 SARs at an exercise price of $47.36. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for Maroon Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clause (i), is 101 South Reid Street, Suite 307 (Office 315-Maroon), Sioux Falls, South Dakota 57103. The address of the principal business and principal office for Marshall E. Eisenberg and Thomas J. Pritzker, not individually, but solely in the capacity as co-trustees of the trust represented by clause (iii) and for Mr. Jason Pritzker, is 71 South Wacker Drive, Suite 4700, Chicago, Illinois 60606; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(5)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents (i) 1,388,755 shares of Class B common stock held of record by trusts for the benefit of Nicholas J. Pritzker and certain of his lineal descendants, of which Paul Bible serves as trustee and has sole voting and investment power over such shares and (ii) 20,682 shares of Class B common stock held by Nicholas J. Pritzker Revocable Trust, a trust for the benefit of Nicholas J. Pritzker, of which Nicholas J. Pritzker serves as trustee and has sole voting and investment power over such shares. Mr. Pritzker and the trustee and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements”

Hyatt Hotels Corporation    2017 Proxy Statement    51

and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for Paul Bible, not individually, but solely in the capacity as trustee of the trusts represented by clause (i), is 50 West Liberty Street, Suite 410, Reno, Nevada 89501; and for Nicholas J. Pritzker, is 1 Letterman Drive, Building C Suite 420, San Francisco, California 94129.

(6)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 300 shares of Class A common stock held of record by a trust for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (ii) 8,170 shares of Class A common stock held of record by Paratrooper, LLC, which is owned by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (iii) 2,278,873 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (iv) 21,128 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Mary Parthe serves as trustee and has sole voting and investment power over such shares, (v) 101,149 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants, of which J.P. Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, and (vi) 19,001 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for Charles E. Dobrusin and Harry B. Rosenberg, not individually, but solely in the capacity as co-trustees of the trusts represented by clauses (i) through (iii), is 104 South Michigan Avenue, Suite 1000, Chicago, Illinois 60603; for Mary Parthe, not individually, but solely in her capacity as trustee of the trusts represented by clause (iv), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 500, Chicago, Illinois 60603; for J.P. Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (v) is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (vi), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(7)	Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 7,023,048 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares; (ii) 971,068 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate serves as trustee and has sole voting and investment power over such shares; (iii) 513,983 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate serve as co-trustees and share voting and investment power over such shares and (iv) 76,005 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for Andrew D. Wingate and Lucinda Falk, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i) and for Andrew D. Wingate, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is 35 Windsor Road, North Haven, Connecticut 06473; and for CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iii) and for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(8)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198261), represents (i) 14,650 shares of Class A common stock held by Penny Pritzker, individually; (ii) 20,682 shares of Class B common stock held by Penny Pritzker, individually; (iii) 9,438,440 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares and (iv) 1,006,675 shares of Class B common stock held of record by a limited liability company owned by a trust for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares. Penny Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common

52    Hyatt Hotels Corporation    2017 Proxy Statement

stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for Penny Pritzker and for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clauses (iii) and (iv) is 300 North LaSalle Street, Suite 1500, Chicago, Illinois 60654.

(9)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198390), represents (i) 6,213,450 shares of Class B common stock held of record by limited partnerships whose general partners are limited liability companies owned by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, (ii) 506,057 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, and (iii) 539,370 shares of Class A common stock held of record by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. Lewis M. Linn serves as trustee of 1922 Trust, which is the sole member of 1922 Trust Company LTA, and has sole voting and investment power over the shares set forth in clauses (i) and (ii). The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for 1922 Trust Company LTA, not individually, but solely in the capacity as trustee of the trusts represented by clauses (i) and (ii) and for Lewis M. Linn, not individually but solely as trustee of 1922 Trust, is 3555 Timmons Lane, Suite 800, Houston, Texas 77027; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (iii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(10)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198366), represents 1,830,094 shares of Class B common stock held of record by the Anthony Pritzker Family Foundation. The Anthony Pritzker Family Foundation has agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for the Anthony Pritzker Family Foundation is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

(11)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 17,090,620 shares of Class B common stock held of record by a member-managed limited liability company controlled by a trust for the benefit of Gigi Pritzker Pucker, of which UDQ Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3; and (ii) 1,747,016 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. UDQ Trust is the sole member of UDQ Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Ms. Pucker is the trustee of UDQ Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of UDQ Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Ms. Pucker and certain other individuals. The voting decisions of UDQ Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Ms. Pucker. Ms. Pucker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for UDQ Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clause (i), is 101 South Reid Street, Suite 307 (Office 314-UDQ), Sioux Falls, South Dakota 57103; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(12)	Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198370), represents 1,830,094 shares of Class B common stock held of record by the Pritzker Family Foundation. The Pritzker Family Foundation has agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the principal business and principal office for the Pritzker Family Foundation is 111 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606.

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(13)	Based on information contained in a Schedule 13G filed on February 14, 2017, represents (i) 1,624,272 shares of Class B common stock held of record by GS Sunray Holdings Parallel Subco, L.L.C.; (ii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco I, L.L.C.; (iii) 5,514,889 shares of Class B common stock held of record by GS Sunray Holdings Subco II, L.L.C. (collectively, the “Goldman Sachs Sunray Entities”); (iv) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc.; and based on information contained in a Form 4 filed on January 3, 2017, further represents (v) 311,007 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co. and (vi) 29,950 shares of Class A common stock granted to Mr. Richard A. Friedman in his capacity as a director of Hyatt. The Goldman Sachs Group, Inc. and certain affiliates, including Goldman, Sachs & Co., may be deemed to own indirectly the 12,654,050 shares of Class B common stock that are beneficially owned directly by the Goldman Sachs Sunray Entities, which are owned directly or indirectly by investment partnerships, of which affiliates of The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. are the general partner, managing limited partner or the managing partner. Goldman, Sachs & Co. is the investment manager for certain of the investment partnerships which own directly or indirectly the Goldman Sachs Sunray Entities. Goldman, Sachs & Co. is a subsidiary of The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities share voting power and investment power with certain of their respective affiliates. Each of The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities disclaims beneficial ownership of the shares of Class B common stock owned directly or indirectly by the Goldman Sachs Sunray Entities, except to the extent of their pecuniary interest therein, if any. Pursuant to the 2007 Stockholders’ Agreement, until the date that Mr. Thomas J. Pritzker is no longer the chairman of our board of directors, the Goldman Sachs Sunray Entities have agreed to vote all 12,654,050 shares of their Class B common stock consistent with the recommendations of a majority of the board of directors with respect to all matters. With respect to 9,497,313 shares of Class B common stock, the Goldman Sachs Sunray Entities have also agreed to certain limitations with respect to the sale of such shares of common stock. See the section titled “Article IX — Certain Relationships and Related Party Transactions” below, and Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information. The address of the Goldman Sachs Sunray Entities, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. is 200 West Street, New York, New York 10282.

(14)	Based solely on information contained in a Schedule 13G filed on February 14, 2017 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 4,559,942 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 4,259,942 shares of Class A common stock and shared power to dispose of 4,559,942 shares of Class A common stock; (ii) BAMCO Inc. has shared power to vote 3,594,516 shares of Class A common stock and shared power to dispose of 3,894,516 shares of Class A common stock; (iii) Baron Capital Management, Inc. has shared power to vote 665,426 shares of Class A common stock and shared power to dispose of 665,426 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 2,600,000 shares of Class A common stock and shared power to dispose of 2,600,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

(15)	Based solely on information contained in a Schedule 13G filed on February 13, 2017 (the “Long Pond 13G”), (i) Long Pond Capital, LP (“Long Pond LP”) beneficially owns 2,275,644 shares of Class A common stock, with shared power to vote and dispose of all 2,275,644 of such shares, (ii) Long Pond Capital GP, LLC (“Long Pond LLC”) beneficially owns 2,275,644 shares of Class A common stock, with shared power to vote and dispose of all 2,275,644 shares and (iii) John Khoury beneficially owns 2,275,644 shares of Class A common stock, with shared power to vote and dispose of all 2,275,644 shares. According to the Long Pond 13G, (i) Long Pond LP serves as the investment manager to certain private funds for whom Long Pond LP purchased 2,275,644 shares of Class A common stock, and may direct the vote and disposition of all 2,275,644 shares held by such funds, (ii) Long Pond LLC serves as the general partner of Long Pond LP and may direct Long Pond LP to direct the vote and disposition of all 2,275,644 shares held by such funds, and (iii) John Khoury is the principal of Long Pond LP and as such may direct the vote and disposition of all 2,275,644 shares held by the such funds. The principal business address of Long Pond LP, Long Pond LLC and John Khoury is 527 Madison Avenue, 15th Floor, New York, New York 10022.

(16)	Based solely on information contained in a Schedule 13G filed on March 3, 2017 (the “MS 13G”), Morgan Stanley beneficially owns 2,050,506 shares of Class A common stock, with sole power to vote 1,840,227 of such shares, shared power to vote 189,385 of such shares and shared power to dispose of 2,050,506 of such shares. According to the MS 13G, the MS 13G reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by certain operating units (collectively, the “MS Reporting Units”) of Morgan Stanley and its subsidiaries and affiliates (collectively, “MS”), and does not reflect securities, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units in accordance with the Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). The principal business address of Morgan Stanley is 1585 Broadway, New York, New York 10036.

(17)	Based solely on information contained in a Schedule 13G filed on February 10, 2017 (the “Vanguard 13G”), The Vanguard Group, Inc. beneficially owns 2,402,774 shares of Class A common stock, with sole power to vote 19,364 of such shares, sole power to dispose of 2,383,509 of such shares and shared power to dispose of 19,265 of such shares. According to the Vanguard 13G, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 19,265 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts. According to the Vanguard 13G, Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 99 shares of Class A common stock as a result of its serving as investment manager of Australian offerings. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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(18)	Represents 50,963 shares of Class B common stock that are owned by TJP Revocable Trust and may be deemed to be beneficially owned by Thomas J. Pritzker, as described in footnote (4). Also represents 20,723,351 shares of Class B common stock that are owned by THHC, L.L.C. and may be deemed to be beneficially owned by Mr. Thomas J. Pritzker in his capacity as trustee of Maroon Trust, as described in footnote (4). Mr. Thomas J. Pritzker and/or his immediate family members are beneficiaries of the trusts that own membership interests in THHC, L.L.C. and all other trusts described in footnote (4). Does not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 105,141 SARs at an exercise price of $49.39; (f) 90,176 SARs at an exercise price of $56.27; and (g) 68,775 SARs at an exercise price of $47.36. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(19)	Includes 53,314 shares of restricted Class A common stock (“Restricted Stock”) that will vest following the three-year period ending December 31, 2017, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in the first sentence of this footnote vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares of Restricted Stock that vest, if any, will be reduced by a to-be-determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: (a) 425,000 SARs at an exercise price of $62.80; (b) 61,121 SARs at an exercise price of $29.10; (c) 83,795 SARs at an exercise price of $40.96; (d) 69,881 SARs at an exercise price of $41.74; (e) 86,755 SARs at an exercise price of $41.29; (f) 83,565 SARs at an exercise price of $43.44; (g) 42,366 SARs at an exercise price of $49.39; (h) 36,336 SARs at an exercise price of $56.27; and (i) 60,177 SARs at an exercise price of $47.36. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(20)	Does not include the following SARs held by Mr. Grismer that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: 26,125 SARs at an exercise price of $47.36. The number of shares that Mr. Grismer will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)	Mr. Shah served as the Company’s Interim Chief Financial Officer until March 14, 2016, and separated from the Company on April 6, 2016. The information reported for Mr. Shah is based solely on a Form 4 filed on June 17, 2015.

(22)	Includes 22,510 shares of Restricted Stock that will vest following the three-year period ending December 31, 2017, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in the first sentence of this footnote vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares of Restricted Stock that vest, if any, will be reduced by a to-be-determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: (a) 30,000 SARs at an exercise price of $62.80; (b) 21,675 SARs at an exercise price of $58.18; (c) 27,369 SARs at an exercise price of $33.12; (d) 27,721 SARs at an exercise price of $40.96; (e) 33,193 SARs at an exercise price of $41.74; (f) 36,630 SARs at an exercise price of $41.29; (g) 35,283 SARs at an exercise price of $43.44; (h) 21,207 SARs at an exercise price of $49.39; (i) 15,342 SARs at an exercise price of $56.27; and (j) 20,058 SARs at an exercise price of $47.36. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(23)	Includes 17,770 shares of Restricted Stock that will vest following the three-year period ending December 31, 2017, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in the first sentence of this footnote vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares of Restricted Stock that vest, if any, will be reduced by a to-be-determined number of shares that will be withheld for applicable taxes. Does not include the following SARs held by Mr. Haggerty that are currently exercisable or that will become exercisable within sixty days after March 24, 2017: (a) 50,000 SARs at an exercise price of $62.80; (b) 21,425 SARs at an exercise price of $58.18; (c) 29,461 SARs at an exercise price of $26.00; (d) 23,093 SARs at an exercise price of $33.12; (e) 25,201 SARs at an exercise price of $40.96; (f) 26,205 SARs at an exercise price of $41.74; (g) 28,918 SARs at an exercise price of $41.29; (h) 27,855 SARs at an exercise price of $43.44; (i) 17,442 SARs at an exercise price of $49.39; (j) 12,112 SARs at an exercise price of $56.27; and (k) 15,043 SARs at an exercise price of $47.36. The number of shares that Mr. Haggerty will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

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(24)	Represents (i) 12,654,050 shares of Class B common stock held of record collectively by the Goldman Sachs Sunray Entities; (ii) 7,096 shares of Class A common stock held of record by The Goldman Sachs Group, Inc.; (iii) 311,007 shares of Class A common stock that may be deemed to be beneficially owned by Goldman, Sachs & Co. and (iv) 29,950 shares of Class A common stock granted to Mr. Friedman in his capacity as a director. Mr. Friedman is a Partner and a Managing Director of Goldman, Sachs & Co. and the head of Goldman, Sachs & Co.’s Merchant Banking Division. Mr. Friedman is also chairman of the corporate investment committee of the merchant banking division and member of the management committee of The Goldman Sachs Group, Inc. Mr. Friedman disclaims beneficial ownership of the shares of common stock held by The Goldman Sachs Group, Inc., Goldman, Sachs & Co., the Goldman Sachs Sunray Entities or their affiliates, except to the extent of his pecuniary interest therein, if any. As compensation for his service as a director of Hyatt, Mr. Friedman is eligible to receive shares of Class A common stock or RSUs pursuant to the LTIP. Mr. Friedman has an understanding with The Goldman Sachs Group, Inc. pursuant to which any shares of Class A common stock he receives in his capacity as a director of Hyatt will be held for the benefit of The Goldman Sachs Group, Inc. See footnote (13) above for information regarding The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the Goldman Sachs Sunray Entities. The address of Mr. Friedman is 200 West Street, New York, New York 10282.

(25)	Jason Pritzker is a beneficiary of certain trusts that hold non-controlling interests in THHC, L.L.C., which holds 20,723,351 shares of Class B common stock. THHC, L.L.C. is controlled by a trust for the benefit of Thomas J. Pritzker, Jason Pritzker’s father, as described in footnote (4). Jason Pritzker does not have voting or investment power over the shares held of record by THHC, L.L.C., and such shares are not included in the total number of shares listed as beneficially owned by Jason Pritzker in the table above.

(26)	Includes 138,610 shares of Restricted Stock that will vest following the three-year period ending December 31, 2017, subject to attainment of certain performance goals set forth in a restricted stock agreement. The Restricted Stock is subject to certain restrictions, including restrictions on transfer, prior to vesting. The shares of Restricted Stock described in the first sentence of this footnote vest at 25% if the threshold goal is achieved, 50% if the target goal is achieved and 100% if the maximum goal is achieved or exceeded. If less than 100% of the shares of Restricted Stock vest, then those shares that do not vest will be forfeited. The total number of shares of Restricted Stock that vest, if any, will be reduced by a to be determined number of shares that will be withheld for applicable taxes. Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of March 24, 2017: (a) 511,500 SARs at an exercise price of $62.80; (b) 68,100 SARs at an exercise price of $58.18; (c) 46,961 SARs at an exercise price of $26.00; (d) 61,121 SARs at an exercise price of $29.10; (e) 85,363 SARs at an exercise price of $33.12; (f) 256,424 SARs at an exercise price of $40.96; (g) 270,315 SARs at an exercise price of $41.74; (h) 307,941 SARs at an exercise price of $41.29; (i) 379,153 SARs at an exercise price of $43.44; (j) 198,393 SARs at an exercise price of $49.39; (k) 184,644 SARs at an exercise price of $56.27 and (l) 227,884 SARs at an exercise price of $47.36. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2016, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements except that (i) with respect to one transaction, Bradley O’Bryan filed one late Form 4 and (ii) with respect to one transaction, Rena Hozore Reiss filed one late Form 4.

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ARTICLE IX: CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Party Transactions

Current Relationships and Related Party Transactions

Agreements Relating to the Hyatt Center

Sublease Agreements

Simultaneously with our entering into our office lease at 71 South Wacker Drive, Chicago, Illinois (commonly known as the Hyatt Center) in June 2004, we entered into sublease agreements with each of CC-Development Group, Inc. (“Vi”) and TPO, among others, under which we sublease a portion of our rentable space at the Hyatt Center. Vi is owned by Pritzker family business interests. TPO is owned by a trust for the benefit of Mr. Thomas J. Pritzker, our Executive Chairman. Mr. Thomas J. Pritzker is also the Chairman and Chief Executive Officer of TPO. Mr. Jason Pritzker, one of our directors, is employed as an investment professional at TPO. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. The square footage of the subleased premises, the commencement date and the termination date of the sublease term, and the annual net rent per square foot during the initial sublease term, payable in monthly installments, under our sublease agreements, as amended, with Vi and TPO are as follows:

	Square Footage	Commencement Date	Initial Termination Date	Annual Net Rent Per Square Foot
Vi	31,184	February 1, 2005	February 29, 2020	$25.85 – $34.11
TPO	33,371	July 1, 2005	September 30, 2017	$12.50 – $30.68

Each subtenant is also obligated to pay as additional rent its respective share of taxes, operating expenses and shared facilities costs related to the subleased premises. In 2012, our landlord no longer collected the rent from our subtenants and we began paying the owner of the Hyatt Center directly for all subleased space and collected the rent from our subtenants directly. In 2016, Vi and TPO made payments to us of $1,644,843, and $1,133,929, respectively, for their respective portion of the rent, taxes, operating expenses and shared facilities costs related to the subleased premises.

With respect to each sublease agreement, at the time we entered into these sublease agreements, our landlord at the Hyatt Center executed a master landlord recognition agreement whereby it acknowledged the applicable sublease agreement and agreed to recognize the subtenant on a direct lease basis in the event the office lease with us is terminated or if the subtenant elects to extend the term of the sublease beyond the initial term. We are not released from any liability or obligations under the office lease as a result of our sublease arrangements.

Services

We also contract with third parties for various services related to telecommunications and facilities maintenance, which are used by other tenants, including Vi and TPO. We allocate the cost of services among these entities based on usage. We also operate a corporate dining room used by TPO, the operating costs for which are allocated based on eligible headcount. In addition, we lease out parking spaces at various locations which are used by Vi and TPO. In 2016, Vi and TPO made payments to us of $64,034 and $224,957, respectively, for their respective allocation of costs for the corporate dining room (for TPO only), parking, telecommunications services and facilities maintenance services used by them.

Niagara Fallsview Casino Resort/Casino Niagara Master (Permanent) Non-Gaming Services Agreement

In July 2002, Hyatt Corporation entered into a Master (Permanent) Non-Gaming Services Agreement with Falls Management Company (“Falls Management”), which agreement was subsequently contributed to Falls Management Group, L.P. (“Falls Management Group”), the operator of Niagara Fallsview Casino Resort and the Casino Niagara. A subsidiary of HGMI Gaming, Inc. is a 2% limited partner of a limited partnership that indirectly owns approximately 28.3% of Falls Management Group. The limited partnership is substantially owned by Pritzker family business interests. We provide certain non-gaming consulting services under this agreement to Falls Management related to Casino Niagara, including with respect to labor policies and wage rates, development and training programs, recruiting, purchasing of support services necessary for the operation of the casinos, charges for commercial space, entertainment and amusement, food and beverages, information services and advertising. In exchange for these services, Falls Management pays us a fee equal to 0.3% per year of the casino’s adjusted gross receipts up to CAD

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300,000,000 ($223,197,678 million as of December 31, 2016 based on then-applicable exchange rates). In addition to these services related to the casinos, we also provide support services to Falls Management related to its policies, procedures, systems and guidelines. Falls Management pays us a fee equal to our cost of rendering these ancillary support services, which fee is not to exceed a total of CAD 200 ($149 as of December 31, 2016 based on then-applicable exchange rates) per hour, per Hyatt employee providing such services. In 2016, Falls Management Company made payments of $688,538 to us for services provided under the agreement.

Agreements Relating to Aircraft

In 2010, we adopted an aircraft policy under which Mr. Thomas J. Pritzker, our Executive Chairman, and Mr. Hoplamazian, our President and Chief Executive Officer, may utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Under the policy, the Executive Chairman and President and Chief Executive Officer are authorized to utilize the aircrafts for business use and the President and Chief Executive Officer may utilize the aircrafts for non-business use upon approval by the Executive Chairman or his designee for any travel under 30 hours per year or by the Executive Chairman and the compensation committee for any non-business travel that exceeds 30 hours per year. In 2016, a Gulfstream G550 aircraft, which is owned by TPO, was authorized by Mr. Thomas J. Pritzker to be chartered for Hyatt business use pursuant to this aircraft policy. Wingtip Aviation manages the aircraft and charters the aircraft on behalf of TPO. In 2016, we made payments of $380,558 to Wingtip Aviation for flights taken for Hyatt business use on the Gulfstream G550 aircraft, of which $339,090 was passed through to TPO by Wingtip Aviation.

2007 Stockholders’ Agreement

In connection with the issuance and sale of 100,000 shares of our Series A Convertible Preferred Stock to GS Sunray Holdings, L.L.C. and GS Sunray Holdings Parallel, L.L.C. (collectively, the “Goldman Sachs Funds”), affiliates of Goldman Sachs & Co., and the execution of a Subscription Agreement in August 2007, we entered into the 2007 Stockholders’ Agreement with Madrone GHC, LLC and affiliated entities (“Madrone”), the Goldman Sachs Funds and affiliated entities and an additional investor. Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co. and Mr. Gregory B. Penner, one of our former directors, is the manager of Madrone and its affiliated entities that are parties to the 2007 Stockholders’ Agreement. The 2007 Stockholders’ Agreement provides for certain rights and obligations of these stockholders. For further information regarding the 2007 Stockholders’ Agreement, please see Part I, Item 1, “Business — Stockholder Agreements — 2007 Stockholders’ Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

On November 4, 2016, Madrone elected to convert its 10,187,641 shares of Class B common stock into an equal number of shares of Class A common stock and subsequently began selling such shares of Class A common stock into the public market subject to applicable securities laws.

Other Transactions with Goldman, Sachs & Co. and its Affiliates

Mr. Richard A. Friedman, one of our directors, is a partner and managing director of Goldman, Sachs & Co. We paid Goldman, Sachs & Co. $510,250 for underwriting fees in 2016.

In January 2014, we entered into a $1.5 billion senior unsecured revolving credit facility with Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto, and certain other parties. The credit facility matures on January 4, 2019. Goldman Sachs Lending Partners LLC, an affiliate of Goldman, Sachs & Co., is a lender under our credit facility and has a revolving commitment of $90 million and a letter of credit commitment of $15 million. In 2016, we attributed $137,263 of the payments we made under our credit facility, including upfront fees, facility fees, and letter of credit fees to Goldman Sachs Lending Partners, LLC for its share of the borrowing facility.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group Holding, Inc. (“H Group”) owns HG. H Group is owned by Pritzker family business interests. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.” The stock of Hyatt Corporation subsequently was contributed to us on December 31, 2004.

In connection with the June 2004 Transaction, H Group assumed Hyatt Corporation’s benefit liabilities, currently estimated to be $26.1 million, under certain deferred compensation and executive retirement plans with respect to

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certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2016, we recorded tax deductions of $2,488,316.

Transition Services Agreements

In connection with the June 2004 Transaction, on June 30, 2004, Hyatt Corporation entered into a transition services agreement with H Group, pursuant to which Hyatt Corporation agreed to provide certain transition services, including human resources, payroll, employee benefits, accounting, financial, legal, tax, software and technology, call center and reservation, purchasing, travel, insurance and treasury banking services, to allow such companies to develop the internal resources and capabilities to arrange for third-party providers for such services. The H Group transition services agreement terminated on June 30, 2007. We continue to provide H Group payroll services for approximately $200 a month. In 2016, H Group made payments to us of $2,595 under the H Group transition services agreement.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with H Group, certain subsidiaries of H Group and Grand Victoria Casino & Resort, L.P., a company that is 50% owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include payment processing, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2016, H Group made reimbursement payments of $2,643,012 to us under the agreement.

Registration Rights

We have granted registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (a) 15,883,102 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (b) 75,963,294 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On May 29, 2014, we registered on a Form S-3 shelf registration statement 15,141,517 shares of Class A common stock, including 15,133,047 shares of Class A common stock issuable upon conversion of 15,133,047 shares of Class B common stock, owned by certain stockholders party to the 2009 Registration Rights Agreement.

On September 19, 2016, a trust for the benefit of Anthony N. Pritzker and/or certain of his lineal descendants and a trust for the benefit of Jay Robert Pritzker and/or certain of his lineal descendants each sold 250,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock pursuant to the May 2014 shelf registration statement. Additionally, in November and December 2016, such trusts sold into the public market pursuant to Rule 144 an aggregate of 3,165,905 shares and 3,030,571 shares, respectively, of Class A common stock issuable upon conversion of Class B common stock. After giving effect to these November and December 2016 sale transactions, as of March 24, 2017, 8,945,041 shares of the 15,141,517 shares originally registered for resale on the shelf registration statement continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2016 through November 4, 2017 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Furthermore, as a result of these and other sale transactions subsequent to the filing of the May 2014 shelf registration statement, trusts and other entities in the Anthony N. Pritzker and Jay Robert Pritzker beneficiary groups currently hold fewer shares than are registered for such groups for resale on the shelf registration statement. Subsequent to November 4, 2017, and assuming no further sales, 12,205,958 shares of the 15,141,517 shares originally registered for resale on the shelf registration statement will continue to be eligible to be sold pursuant to the shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

The holders of approximately 91,846,396 shares of our common stock are entitled to certain demand registration rights.

Long-Form Demand Registration Rights

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares

Hyatt Hotels Corporation    2017 Proxy Statement    59

of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

Short-Form Demand Registration Rights

The holders of approximately 91,846,396 shares of our common stock are entitled to certain Form S-3 demand registration rights.

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every 12 months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (1) would be materially detrimental to us, (2) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (3) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

Shelf Registration Rights

The holders of approximately 75,963,294 shares of our common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock. During 2014, pursuant to the 2009 Registration Rights Agreement, certain of the selling stockholders exercised their right to require us to register 6,603,055 shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement. On May 29, 2014 we filed a Form S-3 shelf registration statement to satisfy our obligations with respect to these shares.

On September 19, 2016, a trust for the benefit of Anthony N. Pritzker and/or certain of his lineal descendants and a trust for the benefit of Jay Robert Pritzker and/or certain of his lineal descendants each sold 250,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock pursuant to the May 2014 shelf registration statement. Additionally, in November and December 2016, such trusts sold into the public market pursuant

60    Hyatt Hotels Corporation    2017 Proxy Statement

to Rule 144 an aggregate of 3,165,905 shares and 3,030,571 shares, respectively, of Class A common stock issuable upon conversion of Class B common stock. After giving effect to these November and December 2016 sale transactions, as of March 24, 2017, 406,579 shares of the 6,603,055 shares originally registered for resale on the shelf registration statement pursuant to shelf registration rights continue to be eligible to be sold pursuant to the shelf registration statement during the 12 month period commencing November 5, 2016 through November 4, 2017 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Furthermore, as a result of these and other sale transactions subsequent to the filing of the May 2014 shelf registration statement, trusts and other entities in the Anthony N. Pritzker and Jay Robert Pritzker beneficiary groups currently hold fewer shares than are registered for such groups for resale on the shelf registration statement pursuant to shelf registration rights. Subsequent to November 4, 2017, and assuming no further sales, 3,667,496 shares of the 6,603,055 shares originally registered for resale on the shelf registration statement pursuant to shelf registration rights will continue to be eligible to be sold pursuant to the shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of 91,846,396 shares of our common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Following our receipt of the demand notice from certain selling stockholders party to the 2009 Registration Rights Agreement requesting us to file a shelf registration statement, in accordance with the registration rights agreements, in 2014 we notified the other stockholders party to the 2009 Registration Rights Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under applicable lock-up agreements on the shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 8,470 shares of Class A common stock and 8,529,992 shares of Class A common stock issuable upon conversion of shares of Class B common stock and those shares were included in the Form S-3 shelf registration statement that we filed on May 29, 2014.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

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The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.

Other Agreements, Transactions and Arrangements

On April 25, 2016, we acquired Thompson Miami Beach for approximately $238 million, from a seller that is indirectly owned by a limited partnership affiliated with a brother of Mr. Thomas J. Pritzker.

Pursuant to our common stock repurchase program, in August 2016, we repurchased a total of 1,881,636 shares of Class B common stock at a price of $53.15 per share, for an aggregate purchase price of approximately $100 million, from entities owned indirectly by trusts for the benefit of certain Pritzker family members in a privately-negotiated transaction.

In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Community Grants Fund. Individuals and organizations are able to donate funds to the Hyatt Community Grants Fund and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, the Pritzker Foundation made a charitable contribution of $10 million to the Hyatt Community Grants Fund, payable in annual installments of $2.5 million over four years, commencing in 2007. Mr. Thomas J. Pritzker is a director and vice president. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2016, the Hyatt Community Grants Fund made grants of $350,000 to various not-for-profit organizations.

A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2016, we made aggregate payments of $1,646,953 to Latham & Watkins LLP for legal services.

During 2016, Marshall E. Eisenberg was a trustee of certain trusts for the benefit of Mr. Thomas J. Pritzker, and/or his lineal descendants. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2016, we made aggregate payments of $442,108 to Neal, Gerber & Eisenberg LLP for legal services. Mr. Eisenberg is a partner in the law firm of Neal, Gerber & Eisenberg LLP.

Related Party Transaction Policy and Procedures

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a material transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we (including any of our subsidiaries) were, are or will be a participant and (ii) any related party had, has or will have a direct or indirect material interest. A transaction involving an amount exceeding $120,000 is presumed to be a material transaction, although transactions involving lesser amounts may be material based on the facts and circumstances. A direct or indirect material interest of a related party may arise by virtue of control or significant influence of the related party with respect to the transaction or by direct or indirect pecuniary interest in the transaction. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members and any other family member who might control or influence or who might be controlled or influenced by the foregoing persons because of his or her family relationship, any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a general partner, managing member or principal or in a position of having control or significant influence or in which such person has a 5% or greater beneficial ownership interest, or any firm, corporation or other entity in which any director, executive officer, nominee or more than 5% beneficial owner is employed (whether or not as an executive officer). The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

62    Hyatt Hotels Corporation    2017 Proxy Statement

•

The Chief Financial Officer, or his designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (1) executive and director compensation; (2) certain ordinary course of business transactions; (3) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (4) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (5) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (6) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (7) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

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ARTICLE X: MISCELLANEOUS

Availability of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 71 South Wacker Drive, 12th Floor, Chicago, Illinois 60606 (312-750-1234 phone). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations — SEC Filings.”

List of the Company’s Stockholders

A list of our stockholders as of March 24, 2017, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2017 Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

Delivery of Proxy Materials to Households

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.	If your shares are registered in your own name, please contact our transfer agent by writing to them at Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Other Matters That May Come Before the Annual Meeting

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian
President and Chief Executive Officer

Chicago, Illinois

April 6, 2017

64    Hyatt Hotels Corporation    2017 Proxy Statement

ADMITTANCE SLIP

HYATT HOTELS CORPORATION

2017 ANNUAL MEETING OF STOCKHOLDERS

Place:	The Standard Club 320 South Plymouth Court Chicago, Illinois 60604		2017 ANNUAL MEETING OF STOCKHOLDERS REMINDERS

Time:	May 17, 2017, 9:00 a.m., local time	1.	Please bring this admittance slip, your account statement, or other written proof of ownership of Hyatt Hotels Corporation stock. All attendees must also bring a picture I.D.
Photographs and videos taken at the Annual Meeting by or at the request of Hyatt may be used by Hyatt, and by attending the Annual Meeting, you waive any claim or rights with respect to those photographs and their use.
		2.	Additional security precautions will be taken. Bags, purses, and briefcases may be subject to inspection. To speed the process, please bring only the essentials.

		3.	Cameras, recording devices and other electronic devices are not allowed.

		4.	If you have any questions about attending the Annual Meeting, please call (312) 780-5353.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named

proxies to vote your shares in the same manner as if

you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/h
Use the Internet to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 16, 2017. Scan code below for mobile voting.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 16, 2017.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

    Please detach here

The Board of Directors unanimously recommends a vote “FOR” each of the nominees in Proposal 1, a vote “FOR” Proposal 2, a vote “FOR” Proposal 3 and a vote for “EVERY YEAR” in Proposal 4.

1. Election of directors:	01 Thomas J. Pritzker	03 Richard C. Tuttle	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
	02 Pamela M. Nicholson	04 James H. Wooten, Jr.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2017.			☐	For	☐	Against	☐	Abstain

3.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.			☐	For	☐	Against	☐	Abstain

4.	Advisory vote to determine the frequency with which advisory votes to approve named executive officer compensation are submitted to stockholders.	☐	Every Year	☐	Every 2 years	☐	Every 3 years	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND FOR “EVERY YEAR” IN PROPOSAL 4.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 17, 2017

9:00 a.m., local time

The Standard Club

320 South Plymouth Court

Chicago, Illinois 60604

Hyatt Hotels Corporation 71 South Wacker Drive, 12th Floor Chicago IL 60606	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 17, 2017.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and for “EVERY YEAR” in Proposal 4.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian and Rena Hozore Reiss, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. The proxy statement for the Annual Meeting of Stockholders contains a map showing the location of the meeting and information regarding admittance requirements for the meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 17, 2017.

The proxy statement for the Annual Meeting of Stockholders and Annual Report

for the fiscal year ended December 31, 2016 are available at http://wfss.mobular.net/wfss/h/.

See reverse for voting instructions.